UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Conn’s, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

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CONN’S, INC.

3295 College St.

Beaumont, TX 77701

409-832-1696

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 24, 2011

To the Stockholders of Conn’s, Inc.:

NOTICE IS HEREBY GIVEN that the 2011 annual meeting of stockholders of Conn’s, Inc. will be held on Tuesday, May 24, 2011, at 3295 College Street, Beaumont, Texas 77701, commencing at 11:00 A.M., local time, for the following purposes:

1.	to elect seven (7) directors nominated by our board of directors;

2.	to approve the adoption of 2011 Employee Omnibus Incentive Plan;

3.	to approve the adoption of 2011 Non-Employee Director Restricted Stock Plan;

4.	to ratify the Audit Committee’s appointment of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2012;

5.	to hold an advisory vote on compensation of our named executive officers;

6.	to hold an advisory vote on the frequency of holding an advisory vote on compensation of our named executive officers; and

7.	to transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on April 1, 2011, are entitled to notice of and to vote at the 2011 annual meeting of stockholders or any postponement or adjournment thereof. A list of such stockholders, arranged in alphabetical order and showing the address of and the number of shares registered in the name of each such stockholder, will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours for a period of at least ten days prior to the meeting at the our principal offices located at 3295 College Street, Beaumont, Texas 77701.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to their stockholders over the Internet. As a result, we are mailing to our stockholders, other than those who previously requested electronic or paper delivery of the proxy materials, a Notice of Internet Availability of Proxy Materials (the “Notice”) for the fiscal year ended January 31, 2011, on or about April 14, 2011. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our Annual Report on Form 10-K for the fiscal year ended January 31, 2011 and a form of proxy card or voting instruction card.

The vote of each stockholder is important. You may vote your shares via a toll-free telephone number or over the Internet. If you received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided. Any stockholder attending the meeting may vote in person, even if you have already returned a proxy card or voting instruction card.

By Order of the Board of Directors,

/s/ Sydney K. Boone, Jr.
SYDNEY K. BOONE, JR.
Corporate Secretary

April 14, 2011

Beaumont, Texas

PROXY STATEMENT

2011 ANNUAL MEETING OF STOCKHOLDERS

Date:	May 24, 2011

Time:	11:00 A.M., local time

Location:	Conn’s, Inc., 3295 College Street, Beaumont, Texas 77701

Record Date and Number of Votes:	April 1, 2011. Holders of our common stock are entitled to one vote for each share of common stock they owned as of the close of business on April 1, 2011. You may not cumulate votes.

Agenda:

1.      to elect seven (7) directors nominated by our board of directors;

2.      to approve the adoption of the 2011 Employee Omnibus Incentive Plan;

3.      to approve the adoption of the 2011 Non-Employee Director Restricted Stock Plan;

4.      to ratify the Audit Committee’s appointment of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2012;

5.      to hold an advisory vote on compensation of our named executive officers;

6.      to hold an advisory vote on the frequency of holding an advisory vote on compensation of our named executive officers; and

7.      to transact such other business as may properly come before the meeting.

Proxies:

Unless you tell us on the form of proxy to vote differently, the named proxies will vote signed returned proxies:

1.      “FOR” the board nominees;

2.      “FOR” the adoption of the 2011 Employee Omnibus Incentive Plan;

3.      “FOR” the adoption of the 2011 Non-Employee Director Restricted Stock Plan;

4.      “FOR” approval of the Audit Committee’s appointment of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2012;

5.      “FOR” approval of the compensation of our named executive officers; and

6.      “FOR” a frequency of ONE YEAR for advisory vote on compensation of our named executive officers.

         The proxy holders will use their discretion on other matters. If a nominee for the board of directors cannot or will not serve as a director, the proxy holders will vote for a person whom they believe will carry on our present policies.

Proxies Solicited By:	The board of directors

Distribution Date:

The Notice or the proxy materials, including this proxy statement, proxy card or voting instruction card and our Annual Report on Form 10-K, are being distributed and made available on or about April 14, 2011

Revoking Your Proxy:

You may revoke your proxy before it is voted at the meeting. To revoke your proxy, follow the procedures beginning on page 3 under “General Information Regarding the 2011 Annual Meeting of Stockholders; Revocation of Proxies.”

YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY.

Prompt return of your proxy will help reduce the costs of re-solicitation.

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GENERAL INFORMATION REGARDING THE 2011 ANNUAL MEETING OF STOCKHOLDERS

What constitutes a quorum? What is the Record Date? How many shares are outstanding?

The holders of a majority of the outstanding shares of common stock entitled to vote at the 2011 annual meeting of stockholders, represented in person or by proxy, will constitute a quorum at the meeting. However, if a quorum is not present or represented at the meeting, the stockholders entitled to vote at the meeting, present in person or represented by proxy, have the power to adjourn the meeting, without notice, other than by announcement at the meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

On April 1, 2011, Record Date, there were 31,772,076 shares of our common stock issued and outstanding and entitled to vote, meaning that 15,886,039 shares of our common stock must be present in person or by proxy to have a quorum.

What matters will be voted on at the Annual Meeting?

The following matters will be voted on at the Annual Meeting:

1.	to elect seven (7) directors nominated by our board of directors;

2.	to approve adoption of the 2011 Employee Omnibus Incentive Plan;

3.	to approve adoption of the 2011 Non-Employee Director Restricted Stock Plan;

4.	to ratify the Audit Committee’s appointment of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2012;

5.	to hold an advisory vote on compensation of our named executive officers;

6.	to hold an advisory vote on the frequency of advisory vote on compensation of our named executive officers; and

7.	to transact such other business as may properly come before the meeting.

How does the board of directors recommend that I vote?

The board of directors recommends that you vote:

1.	FOR the election of the seven (7) directors nominated by the board of directors and named in this proxy statement;

2.	FOR adoption of the 2011 Employee Omnibus Incentive Plan;

3.	FOR adoption of the 2011 Non-Employee Director Restricted Stock Plan;

4.	FOR the ratification of the appointment of Ernst & Young, LLP, as our independent registered public accounting firm for the fiscal year ending January 31, 2012;

5.	FOR the approval, on an advisory basis, of the compensation of our named executive officers; and

6.	FOR the approval, on an advisory basis, of an annual advisory vote on compensation of our named executive officers.

What vote is required to approve the proposals?

Provided a quorum exists, the following votes are required for each Proposal:

Proposal One – To be elected, each director must receive a plurality of the shares voting in person or by proxy. A plurality means receiving the largest number of votes, regardless of whether that is a majority.

Proposal Two – An affirmative vote of a majority of shares present, in person or proxy, and entitled to vote at the meeting is required to approve the adoption of the 2011 Employee Omnibus Incentive Plan.

Proposal Three – An affirmative vote of a majority of shares present, in person or proxy, and entitled to vote at the meetings required to approve the adoption of the 2011 Non-Employee Director Restricted Stock Plan.

Proposal Four – An affirmative vote of a majority of shares present, in person or proxy, and entitled to vote at the meeting is required to ratify the Audit Committee’s appointment of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2012.

Proposal Five – An affirmative vote of a majority of the shares present, in person or proxy, and entitled to vote at the meeting is required to give advisory (non-binding) approval of the compensation of our named executive officers as disclosed in this proxy statement. Because your vote is advisory, it will not be binding on the board of directors or on us; however, the board of directors and we will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal Six – The frequency - one, two or three years - of the advisory vote on compensation of our named executive officers receiving the greatest number of votes, will be the recommended frequency that stockholders approve. Because your vote for this proposal is advisory, it will not be binding on the board of directors or on us. However, the board of directors and we will review the voting results and take them into consideration when making future decisions regarding the frequency of the advisor vote on compensation of our named executive officers.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the meeting or any adjournments of the meeting. Each share of common stock entitles the holder to one vote per share.

What will happen if I do not specify how my shares are to be voted, but do submit a proxy?

Stockholders of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•	FOR the election of the seven (7) directors nominated by our board of directors and named in this proxy statement.

•	FOR the adoption of the 2011 Employee Omnibus Incentive Plan.

•	FOR the adoption of the 2011 Non-Employee Director Restricted Stock Plan.

•	FOR approval of the Audit Committee’s appointment of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2012.

•	FOR advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement.

•	FOR the approval, on an advisory basis, of a frequency of annual advisory vote on compensation of our named executive officers.

Beneficial Owners. If you are a beneficial owner and you do not provide voting instructions to the broker or other nominee that holds your shares, the broker or other nominee will determine if it has the discretionary authority to vote on a particular proposal, and may not be able to vote on all proposals presented for a vote at the annual meeting, including Proposals 1, 2, 3, 5 and 6.

What will happen if I do not vote my shares?

Stockholders of Record. If you are the stockholder of record and you do not vote by proxy card, by telephone, by the internet or in person at the annual meeting, your shares will not be voted at the annual meeting.

Beneficial Owners. If you are the beneficial owner of shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote, which does not include non-routine matters, including Proposals 1, 2, 3, 5 and 6.

How do I vote and what are the voting deadlines?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

•	By Mail. You may submit your vote by completing, signing and dating your proxy card received and returning it in the prepaid envelope so that it is received no later than May 23, 2011.

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By Internet or Telephone. You may vote your shares by Internet or telephone, by following the instructions in your Notice. If you vote by Internet or telephone, you should not return your proxy card. These votes must be received by 11:59 P.M., Central Time, on May 23, 2011.

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In person at the annual meeting. You may vote your shares in person at the annual meeting. Proxy cards will be available for you at the meeting, or you may bring the one provided you, and deliver the completed and executed card to the inspector of election at the annual meeting.

Beneficial Owners. If you are a beneficial owner of your shares, you should receive a Notice of Internet Availability of Proxy Materials or voting instructions from the broker or nominee holding your shares. You should follow the instructions provided to you by your broker in order to properly advise them of your voting instructions. Shares held beneficially may be voted at the annual meeting only if you obtain a legal proxy from your broker or nominee giving you the right to vote, and presenting that legal proxy together with your vote to the inspector of election at the annual meeting.

Can I revoke or change my vote?

Stockholders of Record. If you are a stockholder of record, you may revoke your vote at any time before the final vote at the annual meeting by:

•	signing and returning a new proxy card at a later date;

•	submitting a vote by telephone or the Internet at a later date;

•	attending the annual meeting and voting in person again; or

•

delivering a written revocation to our Corporate Secretary at the address provided to you in this proxy statement or to Broadridge Financial Services, 51 Mercedes Way, Edgewood, NY 11717, Attn: Vote Processing.

Beneficial Owners. If you are the beneficial owner of your shares, you must contact your broker or nominee holding your shares, and follow their instructions for revocation or changing your vote.

Your attendance at the annual meeting will not automatically revoke your proxy unless you vote again at the annual meeting.

What is the effect of a broker non-vote?

Brokers or other nominees who hold shares of our common stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting directions from the beneficial owner at least ten days prior to the annual meeting. If the broker or nominee does not receive voting instructions from the beneficial owner in sufficient time to enable its timely voting of the shares, and does not have discretionary voting rights to vote the shares for particular proposals, such is treated as a broker non-vote. This broker non-vote will be counted for purposes of determining whether a quorum exists, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. In order to minimize the number of broker non-votes and to ensure that your voice is heard in the election of directors, we encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

Who will count the votes?

Broadridge Financial Solutions, Inc. has been engaged as our independent agent to receive and tabulate our stockholder votes, and will act as our independent inspector of election, who will will certify the election results and perform any other acts required by the Delaware General Corporation Law.

How will the Stephens Inc. shares owned be voted?

Pursuant to the terms of a “voting trust agreement” entered into by Stephens Inc. and certain affiliates of Stephens Inc. which collectively own approximately 24.9% of our common stock, unless the Voting Trust is revoked or otherwise expires, the trustee of the Voting Trust must vote the shares of common stock held by the voting trust “FOR” or “AGAINST” any proposal or other matter submitted to our stockholders for approval in the same proportion as the votes cast “FOR” and “AGAINST” such proposal or other matter by all other stockholders, not counting abstentions. Therefore, each proxy received voting “FOR” or “AGAINST” any proposal will result in a proportionate number of shares held in the Voting Trust to be voted “FOR” or “AGAINST” a proposal. For proposals requiring a selection of a particular choice, including Proposal 6 submitted for vote of the stockholders by this proxy statement, the Voting Trust will be voted in the same proportion as the votes cast for each alternative, not counting abstentions. Abstentions and broker non-votes will not impact how the shares in the voting trust are counted.

How are Stockholder Proposals included in the proposals submitted to Stockholders for voting? How is any Other Business voted on by stockholders?

Stockholders have the right to seek to nominate directors and present proposals for inclusion in our proxy statement for consideration at an annual meeting of stockholders. To be included in our proxy statement and considered at our next annual meeting, you must submit nominations of directors or other proposals, in addition to meeting other legal requirements within appropriate time periods. We must receive your nominations and proposals for our 2012 annual meeting for possible consideration at the meeting no earlier than December 17, 2011 and no later than January 16, 2012, and for possible inclusion in the proxy statement by no later than December 17, 2011. However, if the date of the 2012 annual meeting changes by more than 30 days from the first anniversary date of this year’s meeting, then we must receive your nominations and proposals within a reasonable time before we begin to print and mail our proxy materials if you want them included in the proxy statement.

We do not intend to bring any business before the 2011 annual meeting other than the matters described in this proxy statement and we have not been informed of any matters or proposals that may be presented at the meeting by stockholders. If however, any other business should properly arise and be properly submitted for a vote at the 2011 annual meeting, the persons appointed in the proxy have discretionary authority to vote in accordance with their best judgment.

Who is paying the cost of solicitation of proxies?

We will bear the cost of soliciting proxies. In addition to the solicitation of proxies by mail, solicitation may be made by our directors, officers and employees by other means, including telephone, e-mail or in person. No special compensation will be paid to directors, officers or employees for the solicitation of proxies. To solicit proxies, we may also request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding the Notice and other soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies.

Do we provide for Electronic Delivery of Proxy Materials?

Pursuant to rules adopted by the SEC, we provide access to the proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, the Notice, to our stockholders owning shares of our common stock as of the Record Date. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our Annual Report on Form 10-K for the fiscal year ended January 31, 2011 and a form of proxy card or voting instruction card. In addition, the Notice will provide stockholders with instructions on how to request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically by e-mail will remain in effect until the stockholder terminates such election. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of the annual meeting and lower the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message each successive year with instructions containing a link to those materials and a link to the proxy voting website.

Our proxy materials are also available on our website at www.conns.com, at www.proxyvote.com, and at the SEC’s website at www.sec.gov.

How can I find the result of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final results will be published in a current report on Form 8-K or in our Form 10-Q for the quarter ended April 30, 2011, to be filed with the SEC within four business days after the annual meeting. The Form 8-K or Form 10-K will be posted on our website at www.conns.com, under “Investor Relations”.

PROPOSALS FOR STOCKHOLDER ACTION

PROPOSAL ONE:

ELECTION OF DIRECTORS

Number of Directors to be Elected

Our board is currently constituted with ten director positions, seven (7) of which positions are to be elected at the 2011 annual meeting of stockholders. We currently intend to leave three vacant board position in place to allow the board time to determine viable and qualified candidates to fill one or all of those positions. The seven (7) directors elected at the annual meeting will hold office until the 2012 annual meeting of stockholders or until their respective successors have been elected and qualified or their earlier death resignation or removal. You may not vote for a greater number of directors than those nominated.

Criteria for Nomination to the Board of Directors. Those persons nominated to our board of directors are selected by the Nominating and Corporate Governance Committee in accordance with the Committee’s charter, our Certificate of Incorporation and Bylaws, our Corporate Governance Guidelines, and the criteria determined by the board for our director candidates. In determining the original and current nominations of directors, the company, when it determined that it would attempt to become a publicly held company in 2003, and the Nominating and Corporate Governance Committee of our board of directors in considering the nomination of the directors identified below to serve until the 2012 annual meeting, sought and considered individuals with strong personal reputations and experience in business and other areas that are relevant and important to the financing, strategy and operations of the company. Each nominee for election as a director at this annual meeting of the stockholders of the company holds or has held senior executive positions in organizations providing such background and expertise objectives, and each has the necessary business and financial experience sought by the company in those areas, including strategic and financial planning, public company financing and reporting, compliance, risk management and leadership. Each of the nominated directors also has experience of serving on boards or in senior executive management of publicly held companies or governmental services requiring strong business and leadership acumen and implementation.

The Nominating and Corporate Governance Committee also considered and believes that each of the nominated individuals to serve as members of the board of directors has valuable personal and business attributes that have and will continue to be valuable to the company in their advice and guidance to the executive members of the company. The Nominating and Corporate Governance Committee takes into account in its considerations, diversity in range of backgrounds, perspectives and experience of the individuals it recommends for nomination to our board of directors. The specific experience of each nominee considered by the Nominating and Corporate Governance Committee is detailed in their respective biographies set forth below.

Board Nominees

Our board of directors met in March 2011 and considered the candidates for nomination for election to the board at the 2011 annual meeting of stockholders. The Nominating and Corporate Governance Committee of the board of directors, consisting of three independent members of the current board of directors, recommended that the full board nominate:

Marvin D. Brailsford

Jon E.M. Jacoby

Bob L. Martin

Douglas H. Martin

Scott L. Thompson

William T. Trawick

Theodore M. Wright

for election and re-election to the board of directors at the 2011 annual meeting. Each of the nominated directors was elected at our 2010 annual meeting and served on the board of directors during fiscal year ended January 31, 2011 and during the current fiscal year through the date of the 2011 annual meeting.

In making these recommendations, the Nominating and Corporate Governance Committee considered the experience, qualifications, attributes and skills of each of the nominees as described above and the requirements and qualifications discussed under “Board of Directors - Nominating Policies and Procedures” on page 21 of this Proxy Statement. Based on this recommendation, our board of directors has nominated the following individuals to be elected by the stockholders at the 2011 annual meeting:

Name	Position	Age	Director Since	Committee Membership
Marvin D. Brailsford	Independent Director	72	September 2003	Audit Committee - Chair

Jon E.M. Jacoby	Independent Director	73	April 2003	Compensation Committee - Chair Nominating and Corporate Governance Committee - Chair

Bob L. Martin	Independent Director	62	September 2003	Nominating and Corporate Governance Committee Compensation Committee

Douglas H. Martin	Director	57	September 2003

Scott L. Thompson	Independent Director	52	June 2004	Audit Committee (Financial Expert)

William T. Trawick	Independent Director	64	September 2003	Compensation Committee Nominating and Corporate Governance Committee Audit Committee

Theodore M. Wright	Chairman of the Board, Interim Chief Executive Officer and President	48	September 2003	(1)

(1)

Mr. Wright served on the Compensation Committee and as Chairman of the Audit Committee until his resignation effective February 27, 2011, following his election on February 27, 2011 as Interim Chief Executive Officer and President.

Those identified as “independent director” have been determined by our board to be independent. All nominees have consented to serve as directors. The board has no reason to believe that any of the nominees will be unable or unwilling to act as a director. In the event any of these nominated directors is unable to stand for election, the board of directors may either reduce the size of the board or designate a substitute.

For biographical information and the experience, qualifications, attributes and skills of each that caused the Nominating and Corporate Governance Committee and our board of directors to determine that the nominees should serve as one of our directors regarding each of the board’s nominees for director, please refer to “Board of Directors - Board Nominees” on page 19 of this Proxy Statement.

We Recommend That You Vote FOR Each Of The Board Nominees.

PROPOSAL TWO:

APPROVAL OF THE 2011 EMPLOYEE OMNIBUS INCENTIVE PLAN

Our board of directors adopted the Conn’s, Inc. 2011 Employee Omnibus Incentive Plan on March 29, 2011, subject to approval by our stockholders, to advance the interests of the company and its stockholders by enabling the company to attract and retain qualified individuals through opportunities for equity participation in our company, and to reward those individuals who contribute to our success and achievement of goals. As discussed under “Compensation Discussion and Analysis” on page 26, equity compensation is a key element of the company’s total compensation, which the company believes motivates superior results by, among other things, aligning employee and stockholder interests.

General Description of the Omnibus Plan

Under the Omnibus Plan, all of our officers and employees are eligible to receive awards in the form of stock options, restricted stock, restricted stock units, performance stock, common stock and/or stock appreciation rights. While under the terms of the Omnibus Plan, either our board of directors or a committee thereof will administer the Omnibus Plan, the Compensation Committee of our board of directors is to be the administrator of the Omnibus Plan. As of March 29, 2011, we had approximately 2,700 officers and employees who would be eligible to participate in this Omnibus Plan. Generally, the Omnibus Plan is effective for ten years subject to early termination. If this proposal to approve the adoption of the Omnibus Plan is adopted, the Omnibus Plan will terminate at midnight on March 29, 2021, 10 years from the date of the Omnibus Plan’s adoption by our board of directors, unless earlier terminated by our board of directors (provided that awards outstanding upon termination will continue according to their terms). Copies of the full text of the Omnibus Plan are available for review at our principal offices and we will furnish copies to our stockholders without charge upon written request directed to Conn’s, Inc., 3295 College Street, Beaumont, Texas 77701, Attention: Corporate General Counsel. Further, for your convenience, a copy of the Omnibus Plan is posted on our website at www.conns.com, under “annual meeting documents”.

Stock options granted under the Omnibus Plan may be either incentive stock options or non-statutory (also known as “non-qualified”) stock options. Subject to early termination provisions, options may have a term of up to 10 years from the date of grant, provided, however, an option granted to an employee who owns stock representing more than 10% of the voting power of our stock on the date of the grant may not have a term greater than five years. Each option would be exercisable at such time as may be determined by the Omnibus Plan administrator, including upon the achievement of specified performance criteria and/or employment with the company for a specified period of time. However, the vesting may accelerate under certain conditions. The exercise price for the stock options will be determined by the Omnibus Plan administrator in its discretion at the time of the award and set forth in the award agreement, but cannot be less than the fair market value of the underlying stock on the date of the grant (if the option is being granted to an employee who, at the date of grant, owns more than 10% of our voting power, the exercise price cannot to be less than 110% of the fair market value of the underlying stock on the date of grant). The Omnibus Plan administrator will determine the methods and form of payment for the exercise price of an option, including, in the Omnibus Plan administrator’s discretion, payment in company common stock.

A restricted stock award is a grant of shares of company common stock subject to a risk of forfeiture, restrictions on transferability, and any other restrictions imposed by the Compensation Committee in its discretion. Restrictions may lapse at such times and under such conditions as determined by the Omnibus Plan administrator (including satisfaction of specified performance criteria or the employee’s continuing employment with the company for a specified period of time). Unless determined otherwise by the Omnibus Plan administrator and set forth in the award, restricted stock awards will have the same voting, dividend (other than extraordinary dividends), liquidation and other rights as unrestricted shares of the company’s common stock. The Omnibus Plan administrator may require a legend to be placed on the stock certificates evidencing the restricted stock award, or noted in a certificateless book-entry stock account, referring to these restrictions until such shares vest.

A restricted stock unit award or RSU, represents a right to receive company common stock upon vesting, as determined by the Omnibus Plan administrator. The Omnibus Plan administrator may impose any vesting conditions, not inconsistent with the Omnibus Plan, including the achievement of certain performance criteria and/or employment with the company for a specified period of time. A holder of

RSUs would have no voting, dividend, liquidation or other rights with respect to shares of common stock underlying the award prior to the participant’s receipt of the company common stock underlying the award.

Performance stock awards under the Omnibus Plan may be issued under the Omnibus Plan, and the issuance of shares of company common stock pursuant to such performance stock awards will be subject to terms and conditions as determined by the Omnibus Plan administrator which are not inconsistent with the requirements of the Omnibus Plan, including the achievement of certain performance criteria.

The Omnibus Plan administrator may, in its discretion, grant awards of company common stock free of any restrictions to any employee or officer of the company.

An SAR is the right to receive an amount equal to the excess of the fair market value of one share of company common stock on the date of exercise or settlement over the grant price of the SAR, as determined by the Omnibus Plan administrator and set forth in the award agreement, but which may not be less than fair market value of the company common stock on the date of grant. SARs will be exercisable or settled as the Omnibus Plan administrator determines. The term of an SAR will be for a period determined by the Omnibus Plan administrator but will not exceed ten years. SARs may be paid in cash, company common stock or a combination of cash and stock, as the Omnibus Plan administrator provides in the award agreement.

Awards made under the Omnibus Plan may not be sold, pledged, assigned, or otherwise disposed of other than by will or by the laws of descent or distribution. However, the Omnibus Plan administrator may permit a participant to transfer of all or a portion of a non-statutory stock option or SAR, other than for value, to certain of the participant’s relatives.

The Omnibus Plan provides for 1,200,000 shares of company common stock available for issuance. No participant may receive in any calendar year awards covering more than 300,000 shares of company common stock. If this proposal is approved, we intend to file a registration statement on Form S-8 to cover the registration of these shares of company common stock.

Administration of the Omnibus Plan

The board will appoint the Compensation Committee of the board to be the Omnibus Plan administrator. Except as provided in the NASDAQ exemptions, the members of the Compensation Committee must be “non-employee directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934 and “outside directors” as required under Section 162(m) of the Internal Revenue Code of 1986, as amended. Our Compensation Committee currently consists of Jon E.M. Jacoby, Bob L. Martin and William T. Trawick, each of whom has been deemed to be an independent director by our board of directors.

The Omnibus Plan administrator has discretion in determining the type of award, and the terms, restrictions and conditions of each award granted under the Omnibus Plan. The Omnibus Plan administrator is permitted, in its discretion, to change and/or rescind the terms of any award granted under the Omnibus Plan as long as such change or rescission does not adversely affect the rights of the award recipient as stated in the applicable award agreement.

Amendment of the Omnibus Plan

The Omnibus Plan may be amended or terminated by the board at any time. However, no amendment may adversely affect a participant’s rights under an outstanding award without the participant’s consent. In addition, our stockholders must approve any amendment to increase the number of authorized shares under the Omnibus Plan, to change employees eligible to participate in the Omnibus Plan, to change the manner in which options are issued or exercised, to extend the term of the Omnibus Plan or to adopt any amendment which otherwise requires stockholder approval under NASDAQ rules.

If any change is made to the company’s capitalization, such as a stock split, stock combination, stock dividend, exchange of shares or other recapitalization, merger or otherwise, which results in an increase or decrease in the number of outstanding shares of common stock, appropriate adjustments will be made by the Omnibus Plan administrator in the shares subject to an outstanding award under the Omnibus Plan.

Federal Tax Effects of Participation in the Omnibus Plan

The following discussion is for general information only and is intended to summarize briefly the U.S. federal tax consequences to participants arising from participation in the Omnibus Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of a participant in the Omnibus Plan may vary depending on his particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences.

Nonstatutory Stock Options; SARs; Incentive Stock Options. Participants will not realize taxable income upon the grant of a nonstatutory stock option or SAR. Upon the exercise of a nonstatutory stock option or SAR, a participant will recognize ordinary compensation income (subject to withholding by the company) in an amount equal to the excess of (i) the amount of cash and the fair market value of the common stock received, over (ii) the exercise price (if any) paid. A participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of SAR, or pursuant to the cash exercise of a nonstatutory stock option, that equals the fair market value of such shares on the date of exercise. Subject to the tax code limitations on deductibility discussed below, the company will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.

Participants eligible to receive an incentive stock option will not recognize taxable income on the grant of an incentive stock option. Upon the exercise of an incentive stock option, a participant will not recognize taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the incentive stock option or, ISO Stock, over the exercise price will increase the alternative minimum taxable income of the participant, which may cause such participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive stock option would be allowed as a credit against the participant’s regular tax liability in a later year to the extent the participant’s regular tax liability is in excess of the alternative minimum tax for that year.

Upon the disposition of ISO Stock that has been held for the requisite holding period (at least two years from the date of grant and one year from the date of exercise of the incentive stock option), a participant will recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the participant for the ISO Stock. However, if a participant disposes of ISO Stock that has not been held for the requisite holding period (a “disqualifying disposition”), the participant will recognize ordinary compensation income in the year of the disqualifying disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the incentive stock option (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the participant for such ISO Stock. A participant would also recognize capital gain to the extent the amount realized in the disqualifying disposition exceeds the fair market value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

The company will not be entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless the participant makes a disqualifying disposition of the ISO Stock. If the participant makes a disqualifying disposition, the company will then, subject to the tax code limitations on deductibility discussed below, be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a participant under the rules described in the preceding paragraph.

Under current rulings, if a participant transfers previously held shares of common stock (other than ISO Stock that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a nonstatutory stock option or incentive stock option, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the nonstatutory stock option or incentive stock option exercise price (although a participant would still recognize ordinary compensation income upon exercise of a nonstatutory stock option in the manner described above). Moreover, that number of shares of common stock received upon exercise which equals the number of shares of previously held common stock surrendered in satisfaction of the nonstatutory stock option or incentive stock option exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of common stock surrendered in satisfaction of the nonstatutory stock option or incentive stock option exercise price. Any additional shares of common stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the participant, plus the amount of compensation income recognized by the participant under the rules described above.

The Omnibus Plan allows the Omnibus Plan administrator to permit the transfer of nonstatutory stock options and SARs in limited circumstances. For income and gift tax purposes, certain transfers of nonstatutory stock options and SARs generally should be treated as completed gifts, subject to gift taxation.

The Internal Revenue Service, or the IRS, has not provided formal guidance on the income tax consequences of a transfer of nonstatutory stock options or SARs. However, the IRS informally has indicated that after a transfer of stock options, the transferor will recognize income, which will be subject to withholding, and FICA/FUTA taxes will be collectible at the time the transferee exercises the stock options.

In addition, if the participant transfers a vested nonstatutory option to another person and retains no interest in or power over it, the transfer is treated as a completed gift. The amount of the transferor’s gift (or generation-skipping transfer, if the gift is to a grandchild or later generation) equals the value of the nonstatutory stock option at the time of the gift. The value of the nonstatutory stock option may be affected by several factors, including the difference between the exercise price and the fair market value of the stock, the potential for future appreciation or depreciation of the stock, the time period of the nonstatutory stock option and the illiquidity of the nonstatutory stock option. The transferor will be subject to a federal gift tax, which will be limited by the annual exclusion of $13,000 per done (for calendar year 2011), the transferor’s lifetime unified credit, or the marital or charitable deductions. The gifted nonstatutory stock option will not be included in the participant’s gross estate for purposes of the federal estate tax or the generation-skipping transfer tax.

This favorable tax treatment for vested nonstatutory stock options has not been extended to unvested nonstatutory stock options. Whether such consequences apply to unvested nonstatutory stock options is uncertain and the gift tax implications of such a transfer are a risk the transferor will bear upon such a disposition. The IRS has not specifically addressed the tax consequences of a transfer of SARs.

Restricted Stock Awards; RSUs; Performance Stock; Common Stock. A participant will recognize ordinary compensation income as a result of the receipt of common stock pursuant to a restricted stock award, RSU, performance stock award or bonus stock award in an amount equal to the fair market value of the common stock when such stock is received; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received (as in the case of a restricted stock award or performance stock award), a participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock when the common stock first becomes transferable or is no longer subject to a substantial risk of forfeiture in cases where a participant (i) does not make a valid election under section 83(b) of the Code or (ii) when the common stock is received in cases where a participant makes a valid election under section 83(b) of the Code.

A participant will be subject to withholding for federal, and generally for state and local, income taxes at the time he recognizes income under the rules described above with respect to common stock received. Dividends that are received by a participant prior to the time that the common stock is taxed to the participant under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis in the common stock received by a participant will equal the amount recognized by him as compensation income under the rules described in the preceding paragraph, and the participant’s capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions with respect to the shares lapse.

Subject to the discussion below, the company will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Tax Code Limitations on Deductibility. In order for the amounts described above to be deductible by the company, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

The ability of the company to obtain a deduction for future payments under the Omnibus Plan could also be limited by the golden parachute payment rules of section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

Finally, the ability of the company to obtain a deduction for amounts paid under the Omnibus Plan could be limited by section 162(m) of the Code, which limits the deductibility, for federal income tax purposes, of compensation paid to certain executive officers of a publicly traded corporation to $1,000,000 with respect to any such officer during any taxable year of the corporation. However, an exception applies to this limitation in the case of certain performance-based compensation. In order to exempt performance-based compensation from the $1,000,000 deductibility limitation, the grant or vesting of the award relating to the compensation must be based on the satisfaction of one or more performance goals as selected by the Omnibus Plan administrator. Although the Omnibus Plan has been drafted to satisfy the requirements for the performance-based compensation exception, the company may determine that it is in its best interests not to satisfy the requirements for the exception.

We Recommend That You Vote FOR Approval Of

The 2011 Employee Omnibus Incentive Plan

PROPOSAL THREE:

APPROVAL OF THE 2011 NON-EMPLOYEE DIRECTOR

RESTRICTED STOCK PLAN

Our board of directors adopted the Conn’s, Inc. 2011 Non-Employee Director Plan on March 29, 2011, subject to approval by our stockholders, to advance the interests of us and our stockholders by enabling us to attract and retain qualified individuals to serve on our board of directors who are not our employees. The Director Plan is intended to enable these individuals to acquire or increase ownership interests in us on a basis that will even better align our directors’ and stockholders’ interests.

General Description of the Director Plan

Under the Director Plan, each new non-employee director shall receive an initial award of a number of shares of restricted stock as determined by the Compensation Committee. As of March 29, 2011, we had 6 non-employee directors. Each continuing non-employee director immediately following each annual stockholders meeting occurring following that individual’s becoming a director shall receive an annual award of a number of shares of restricted stock as determined by the Compensation Committee. While under the terms of the Director Plan, either our board of directors or a committee thereof will administer the Director Plan, the Compensation Committee of our board of directors is to be the administrator of the Director Plan. Generally, the Director Plan is effective for ten years subject to early termination. If this proposal to approve the Director Plan is adopted, the term of the Director Plan will be set to expire at midnight on March 29, 2021, ten years from the date our board of directors adopted the Director Plan. Copies of the full text of the Director Plan are available for review at our principal offices and we will furnish copies to our stockholders without charge upon written request directed to Conn’s, Inc., 3295 College Street, Beaumont, Texas 77701, Attention: Corporate General Counsel. Further, for your convenience, a copy of the Director Plan is posted on our website at www.conns.com, under “annual meeting documents”.

A restricted stock award is a grant of shares of company common stock subject to a risk of forfeiture, restrictions on transferability, and any other restrictions imposed by the Director Plan administrator in its discretion. Restrictions may lapse at such times and under such conditions as determined by the Director Plan administrator (including satisfaction of specified performance criteria or the employee’s continuing employment with the company for a specified period of time). Unless otherwise stated in the restricted stock award agreement, the restricted stock award will vest on the first anniversary of the date of grant, provided the recipient continues to serve on the board through the annual meeting next following the grant. Unless determined otherwise by the Director Plan administrator and set forth in the award, restricted stock awards will have the same voting, dividend (other than extraordinary dividends), liquidation and other rights as unrestricted shares of the company’s common stock. The Director Plan administrator may require a legend to be placed on the stock certificates evidencing the restricted stock award, or noted in a certificateless book-entry stock account, referring to these restrictions until such shares vest.

A restricted stock unit award (RSU) represents a right to receive company common stock upon vesting, as determined by the Plan administrator. The Director Plan administrator may impose any vesting conditions, not inconsistent with the Director Plan, including the achievement of certain performance criteria and/or employment with the company for a specified period of time. A holder of RSUs would have no voting, dividend, liquidation or other rights with respect to shares of common stock underlying the award prior to the participant’s receipt of the company common stock underlying the award.

Awards made under the Director Plan may not be sold, pledged, assigned, or otherwise disposed of other than by will or by the laws of descent or distribution.

The Director Plan provides for 300,000 shares of company common stock to be available for issuance. If this proposal is approved, we intend to file a registration statement on Form S-8 to cover the registration of these shares of company common stock.

Administration of the Director Plan

The board intends to appoint the Compensation Committee of the board as the Director Plan administrator. Except as provided in the NASDAQ exemptions, the members of the Compensation Committee must be “non-employee directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934 and “outside directors” as required under Section 162(m) of the Internal Revenue Code of 1986, as amended. Our Compensation Committee currently consists of Jon E.M. Jacoby, Bob L. Martin and William T. Trawick, each of whom has been deemed to be an independent director by our board of directors.

The Director Plan administrator has discretion in determining the type of award, and the terms, restrictions and conditions of each award granted under the Director Plan. The Director Plan administrator is permitted, in its discretion, to change and/or rescind the terms of any award granted under the Director Plan as long as such change or rescission does not adversely affect the rights of the award recipient as stated in the applicable award agreement.

Amendment of the Directors Plan

The Directors Plan may be amended or terminated by the board at any time. However, no amendment may adversely affect a participant’s rights under an outstanding award without the participant’s consent. In addition, our stockholders must approve any amendment to increase the number of authorized shares under the Director Plan, to change employees eligible to participate in the Director Plan, to change the manner in which options are issued or exercised, to extend the term of the Director Plan or to adopt any amendment which otherwise requires stockholder approval under NASDAQ rules.

If any change is made to the company’s capitalization, such as a stock split, stock combination, stock dividend, exchange of shares or other recapitalization, merger or otherwise, which results in an increase or decrease in the number of outstanding shares of common stock, appropriate adjustments will be made by the Director Plan administrator in the shares subject to an outstanding award under the Director Plan.

Federal Tax Effects of Participation in the Director Plan

The following discussion is for general information only and is intended to summarize briefly the U.S. federal tax consequences to participants arising from participation in the Director Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of a participant in the Director Plan may vary depending on his particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences.

A participant will recognize ordinary compensation income as a result of the receipt of common stock pursuant to a restricted stock award or RSU in an amount equal to the fair market value of the common stock when such stock is received; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received (as in the case of a restricted stock award), a Participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock when the common stock first becomes transferable or is no longer subject to a substantial risk of forfeiture in cases where a participant (i) does not make a valid election under section 83(b) of the Code or (ii) when the common stock is received in cases where a participant makes a valid election under section 83(b) of the Code.

A participant will be subject to withholding for federal, and generally for state and local, income taxes at the time he recognizes income under the rules described above with respect to common stock received. Dividends that are received by a participant prior to the time that the common stock is taxed to the participant under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis in the common stock received by a participant will equal the amount recognized by him as compensation income under the rules described in the preceding paragraph, and the participant’s capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions with respect to the shares lapse.

Subject to the discussion below, the company will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Tax Code Limitations on Deductibility. In order for the amounts described above to be deductible by the company, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

The ability of the company to obtain a deduction for future payments under the Director Plan could also be limited by the golden parachute payment rules of section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

We Recommend That You Vote FOR Approval Of

The 2011 Non-Employee Director Restricted Stock Plan

PROPOSAL FOUR:

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Ernst & Young LLP served as our independent registered public accounting firm for the fiscal year ended January 31, 2011. The Audit Committee of the board of directors has selected Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2012. Our board of directors has further directed that we submit the selection of our independent registered public accounting firm for ratification by the stockholders at the 2011 annual meeting. Stockholder ratification of the selection of Ernst & Young, LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the board is submitting the selection of Ernst & Young, LLP to the stockholders for ratification as a matter of good corporate practice. The Audit Committee believes it to be in the best interests of our stockholders to retain Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ended January 31, 2012. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young, LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent public accounting firm at any time during the year if they determine that such a change would be in our best interests and those of our stockholders. The Audit Committee annually reviews the performance of our independent public accountants and the fees charged for their services. The Audit Committee anticipates, from time to time, obtaining competitive proposals from other independent public accounting firms for our annual audit. Based upon the Audit Committee’s analysis of this information, we will determine which independent public accounting firms to engage to perform our annual audit each year. Representatives of Ernst & Young, LLP will attend the 2011 annual meeting of stockholders and will be available to respond to appropriate questions that may be asked by stockholders. These representatives will also have an opportunity to make a statement at the meeting if they desire to do so.

We Recommend That You Vote FOR the Ratification of Ernst & Young, LLP As Our Independent

Registered Public Accounting Firm.

PROPOSAL FIVE:

ADVISORY VOTE FOR APPROVAL OF THE COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve or disapprove, in a non-binding advisory vote, the compensation of our named executive officers.

As described in our “Compensation Discussion and Analysis”, beginning on page 26, our compensation program for executives is designed to (i) reward performance that increases our stockholder value, including individual measured goals and objectives, (ii) attract, retain and motivate executives by offering competitive compensation, and (iii) build and encourage ownership of shares of our common stock. Toward these goals, our compensation program has been designed and implemented to reward our executives for strong financial and operating performance and leadership attributes and examples, and to coordinate these criteria with those of our stockholders. These goals are intended to reward our executive officers and encourage their long term commitment to the company. We believe that our compensation programs, consisting of base salary, annual bonus programs tied to the objective success of our company’s financial performance, and an equity incentive compensation program through granting of stock options, and if Proposal Two is approved, through the granting of restricted stock and other equity opportunities, tied to the executive officers performance, retention and motivation, fulfill our objectives. Please read the “Compensation Discussion and Analysis”, beginning on page 26 for a complete discussion of these objectives, the determination of and the elements of compensation and awards for our executive officers, as well as these elements paid and awarded during our fiscal year 2011.

The Compensation Committee of our board of directors in applying these objectives, has historically relied upon:

•

input and recommendations received from our Chairman and Chief Executive Officer regarding the performance of each executive officer other than the Chairman and the Chief Executive Officer each of whose performance is analyzed by the Compensation Committee, the provided documented support for the attainment by individual executive officers of their respective goals and objectives, and areas of responsibilities and expectations for future performance and goal attainment;

•	publicly available information with respect to the executive compensation practices of certain public companies in our industry and peer groups; and

•	the individual members of the Compensation Committee knowledge of industry compensation practices and programs.

Commencing for our fiscal year 2012, our Compensation Committee has engaged a compensation consultant to analyze our compensation programs, including those for our executive officers, and to make recommendations to the Compensation Committee regarding our compensation programs for our executive officers.

Additionally, the Compensation Committee has recommended the adoption of the “2011 Employee Omnibus Stock Plan”, which is the subject of Proposal Two presented in this proxy statement, which, if approved, will provide the Compensation Committee other elements of equity compensation to accomplish the company’s compensation goals and objectives.

The vote on this Proposal is advisory, and not binding on us, the Compensation Committee or our board of directors. To the extent there is any significant vote against the named executive officers’ compensation, the Compensation Committee will consider our stockholders’ advisory vote, and evaluate whether and if so to the extent any actions are necessary to address our named executive officers’ compensation program.

We Recommend That You Vote FOR Approval of The Compensation

Of Our Named Executive Officers.

PROPOSAL SIX:

ADVISORY VOTE ON FREQUENCY OF AN ADVISORY VOTE

ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, such as Proposal Five presented for vote to the stockholders in this proxy statement. By voting on this Proposal Six, stockholders may indicate their preference for an advisory vote on named executive officers’ compensation once every one, two or three years.

After discussions and consideration of this Proposal and the preferred frequency of asking our stockholders consideration of our named executive officers’ compensation, our board of directors has determined that an advisory vote on our named executive officers’ compensation should occur every year in order that our company receives the opinions of our stockholders in a timely manner. This annual vote would enable our board of directors to consider annually the views of our stockholders and to determine whether our company’s compensation package should be adjusted to reflect those opinions.

You may cast your vote for one, two or three years or abstain from voting. The option receiving the highest number of votes will be the frequency requested by our stockholders in this advisory vote. However, since the vote is advisory, our board of directors may decide, in its opinion, that it is in the best interests of the company and our stockholders to hold the advisory vote on executive compensation more or less frequently than the option receiving the most votes from our stockholders.

We Recommend A Vote FOR The Option Of Every Year

As Frequency With Which Stockholders Are Provided An

Advisory Vote on Compensation of Our Named Executive Officers

BOARD OF DIRECTORS

Board of Director Nominees

Marvin D. Brailsford has served as a director since September 2003. From 1996 until 2002, General Brailsford served as Vice President-Material Stewardship Project Manager for the U.S. government’s Rocky Flats Environmental Technology Site where he was responsible for managing engineered systems and commodities purchasing. From 1992 to 1996, General Brailsford was president of the Brailsford Group, Inc., a management consulting company, and served as president of Metters Industries, Inc., an information technology and systems engineering company, during this time period. In 1992, he retired from the U.S. Army as a Lieutenant General, after 33 years of service, most recently where he served as Deputy Commanding General Materiel Readiness/Executive Director for Conventional Ammunition at the U.S. Materiel Command in Alexandria, Virginia. Since 1996, General Brailsford has served on the board of directors of Illinois Tool Works, Inc. and has been a member of its audit committee and chairman of its corporate governance and nominating committee. He also serves or has served on the boards of directors of various private and governmental entities. General Brailsford earned a B.S. degree in biology from Prairie View A & M University and a M.S. degree in bacteriology from Iowa State University. He is also a graduate of the Executive Program at the Graduate School of Business Administration, University of California at Berkley; Harvard University’s John F. Kennedy School of Government; the U.S. Army Command and General Staff College; and the Army War College.

General Brailsford has extensive experience overseeing and evaluating complex operational processes which enhance the analysis of our own internal operations, programs and processes. He is a highly respected leader who brings extensive experience from his days serving our country, and extensive board management and corporate governance experience to our board of directors.

Jon E. M. Jacoby has served as a director since April 2003. In September 2006 Mr. Jacoby was elected Vice Chairman and Senior Principal of Stephens Group LLC, a family-owned investment company, and, on June 30, 2006, was elected as Executive Vice President of SF Holdings, Inc., formerly known as The Stephens Group, Inc. In September 2003, he retired as a Vice Chairman of Stephens Inc., where he was employed since 1963. His positions included Investment Analyst, Assistant to the President and Manager of the Corporate Finance Department and the Special Investments Department for Stephens Group, Inc. During the previous five years, Mr. Jacoby served as a director of Stephens Group, Inc. and its then wholly-owned subsidiary Stephens Inc. until 2006, and of Sangamo BioSciences, Inc. until 2007. Mr. Jacoby has also previously served on the board of directors of Delta and Pine Land Company, Power-One, Inc. and Eden Bioscience Corporation. He received his B.S. from the University of Notre Dame and his M.B.A. from Harvard Business School.

Mr. Jacoby brings to our board of directors expertise in investment and financial analysis through his career and other board experience. His experience in investment valuation and analysis makes him a valuable resource to our board of directors. Additionally, Mr. Jacoby’s relationship with holders of a large number of our company’s shares of stock helps the board of directors to have more direct insight into how its decisions impact our stockholders.

Bob L. Martin has served as director since September 2003. Mr. Martin has over 34 years of retailing and merchandising experience. Prior to retiring from the retail industry in 1999, he headed the international operations of Wal-Mart International, Inc. for 15 years. From 1968 to 1983 Mr. Martin was responsible for technology services for Dillard’s, Inc. During the previous five years, Mr. Martin served as a director of Dillard’s, Inc. until 2006, and currently serves on the board of directors of Gap, Inc., Sabre Holdings Corporation, Furniture Brands International and Guitar Center, Incorporated. He has experience as chairman of the corporate governance committee and compensation committee, and has been a member of the audit committee of publicly held companies. Mr. Martin attended South Texas University and holds an honorary doctorate degree from Southwest Baptist University.

Mr. Martin was selected to serve on our board of directors due to his extensive experience in information technology and the retail industry, as well as his service and experience on a host of other public company boards. Mr. Martin’s experiences contribute to our board of directors’ understanding of innovations and issues affecting information technologies and retail strategies in our industry and marketplace.

Douglas H. Martin has served as a director of the predecessor to the company since 1998, and was appointed as one of our in September 2003, when we became a publicly held entity. Mr. Martin is an Executive Vice President of Stephens Inc. where he has been employed since 1981. He is responsible for the investment of the firm’s capital in private companies. Mr. Martin serves as a member of the board of directors of numerous privately held companies. He received his B.A. in physics and economics from Vanderbilt University and his M.B.A. from Stanford University.

Mr. Martin brings to our board of directors diverse experience in investment analysis and valuation, and has extensive experience and insights into debt and equity financing and structuring, capital markets and capitalization strategies. Mr. Martin brings historical working knowledge of our company to our board of directors due to his long tenure and relationship with us. Mr. Martin’s relationship with the holders of a large number of shares of our stock also helps the board of directors to have more direct insight into how its decisions impact our stockholders.

Scott L. Thompson has served as a director since June 2004. Mr. Thompson has been designated as a certified director by the National Association of Corporate Directors. Mr. Thompson is currently the Chief Executive Officer and President of Dollar Thrifty Automotive Group, Inc., and a member of its board of directors, positions he has held since October 13, 2008. From May 2008 until October 13, 2008, Mr. Thompson served as Senior Executive Vice president and Chief Financial Officer of Dollar Thrifty. Mr. Thompson retired from Group 1 Automotive, Inc. where he played a major role in the founding and subsequent growth of that New York Stock Exchange listed and Fortune 500 Company. He served as Executive Vice President, Chief Financial Officer and Treasurer of Group 1 from February 2002 until his retirement in January 2004. From 1996 until February 2002, Mr. Thompson served as Senior Vice President, Chief Financial Officer and Treasurer of Group 1. From 1991 to 1996, Mr. Thompson served as Executive Vice President, Operations and Finance for KSA Industries, Inc., a billion dollar diversified enterprise with interests in automotive retailing, investments, energy and professional sports. Mr. Thompson has previously served, during the previous five years, on the board of directors of UAP Holding Corp. through 2008, and is currently the Chairman of the Board of Houston Wire and Cable. Mr. Thompson has extensive experience in automotive retailing, investments, energy and professional sports and is a certified public accountant.

Mr. Thompson’s varied and valuable experience in the financial, retail, operational, corporate governance and accounting areas of business brings invaluable background and assets to our board of directors. He also brings our board of directors a high level of executive experience due to his serving as chief executive officer of a public company, as well as his serving as a director of other public company boards of directors, and by being designated as a Certified Director by the National Association of Corporate Directors.

William T. Trawick has served as a director since September 2003, when we became a publicly held entity. Since August 2000, Mr. Trawick has served as Executive Director of NATM Buying Corporation where he oversees the administrative activities of the multi-billion dollar regional group purchasing program of which we are a member. He also functioned as a consultant to our merchandising department until September, 2006. From September 1996 to July 1999, Mr. Trawick served as our Vice President of Merchandising and was responsible for all product purchasing, merchandising and store operations.

Mr. Trawick’s continued and extensive experience in retail product purchasing and merchandising provides our board with invaluable insights on current purchasing, merchandising and market issues facing the company and our competitors.

Theodore M. Wright was elected non-executive Chairman of our board of directors by our board of directors effective December 7, 2010. Mr. Wright has served as a director of our company since September 2003, when we became a publicly held entity. Mr. Wright was elected as our Interim Chief Executive Officer and President of our company effective February 27, 2011. Mr. Wright served as the President of Sonic Automotive, Inc., a New York Stock Exchange listed and Fortune 300 automotive retailer, from October 2002 until his retirement in April 2005. Previously Mr. Wright served as its Chief Financial Officer from April 1997 to April 2003. Mr. Wright also served on Sonic Automotive, Inc. board of directors from 1997 through 2004. From 1995 to 1997, Mr. Wright was a Senior Manager in Deloitte & Touche LLP’s Columbia, South Carolina office. From 1994 to 1995, he was a Senior Manager in Deloitte & Touche LLP’s National Office of Accounting Research and SEC Services Department. Mr. Wright

currently serves on the board of directors of Titan Machinery, Inc., and serves as a member of its audit committee and its compensation committee. Mr. Wright received a B.A. from Davidson College.

Mr. Wright has extensive accounting knowledge and public company audit committee experience and provides valuable guidance to our board of directors in overseeing financial and accounting aspects of our company’s operations. In addition, his prior experience as executive of a public company in the retail industry provides additional insights to our board of directors.

If elected, these directors will serve one year terms which expire at our 2012 annual meeting of stockholders.

Nomination Policies and Procedures Governance

In preparation of our initial public offering, we conducted a thorough process of selecting qualified directors for our board. All directors whose terms expire at this annual meeting, except Mr. Jacoby, Dr. Nylin, and Mr. Thompson, were appointed in September 2003 in preparation for that offering. Mr. Jacoby was appointed to our board in April 2003, Mr. Thompson was appointed to our board in June 2004, and Dr. Nylin was appointed to our board in March 2006 and is retiring following our 2011 annual meeting. Our independent directors acted as the nominating committee prior to the creation of the Nominating and Corporate Governance Committee by our board of directors at its board meeting held in March 2008. The Nominating and Corporate Governance Committee consists of three of our independent directors.

The goal of our board has been and continues to be, to identify nominees for service on the board of directors who will bring a diversity and variety of perspectives and skills from their professional and business experience. In carrying out its function to nominate candidates for election to our board, the Nominating and Corporate Governance Committee considers the mix of skills, experience, character, commitment, and diversity – diversity being broadly construed to mean a variety of opinions, perspectives, experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics, all in the context of the requirements of our board at that point in time. The Nominating and Corporate Governance Committee will assess the effectiveness of this policy annually in connection with the nomination of directors for election at the annual meeting of stockholders. In furtherance of our board’s goal of identifying and selecting nominees, our board has adopted nominating policies and procedures which are available on our website at www.conns.com under “Investor Relations – Corporate Governance”.

The Nominating and Corporate Governance Committee assists the board in fulfilling its responsibilities by (1) identifying individuals believed to be qualified to become members of the board, consistent with criteria approved by the board, (2) recommending to the board candidates for election or reelection as directors, including director candidates submitted by our stockholders, and (3) overseeing, reviewing and making periodic recommendations to the board concerning our corporate governance policies.

The Nominating and Corporate Governance Committee will consider candidates for nomination proposed by stockholders so long as they are made in accordance with the provisions of Section 2.14 of our Bylaws. Section 2.14 of our Bylaws requires that the stockholder provide written notice to our Secretary no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the anniversary date of the mailing of the proxy statement for the immediately preceding annual meeting of the stockholders. The notice to our Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serve as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in the business by the stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address, as they appear on the company’s books, of such stockholder and beneficial owner; and (ii) the class and number of shares of the company that are owned beneficially and held of record by such stockholder and such beneficial owner. Notwithstanding this procedure, the board may, in its discretion, exclude from any proxy materials sent to stockholders any matters that may properly be excluded under the Exchange Act, Securities and Exchange Commission rules or other applicable laws.

The Charter of the Nominating and Corporate Governance Committee sets forth the minimum requirements for a person to be qualified to be a member of the board of directors, which are that a person must (i) be an individual of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others; (ii) be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper and reasonable performance of the responsibilities of a director; (iii) be willing and able to devote sufficient time to the affairs of the company and be diligent in fulfilling the responsibilities of a director and board committee member (including developing and maintaining sufficient knowledge of the company and its industry; reviewing and analyzing reports and other information important to the board and committee responsibilities; preparing for, attending and participating in board and committee meetings; and satisfying appropriate orientation and continuing education guidelines); and (iv) have the capacity and desire to represent the balanced, best interest of the stockholders as a whole and not primarily a special interest group or constituency. The Nominating and Corporate Governance Committee evaluates whether certain individuals possess the foregoing qualities and recommends to the board for nomination candidates for election or re-election as directors at the annual meeting of stockholders, or if applicable, at a special meeting of stockholders. This process is the same regardless of whether the nominee is recommended by our board or one of our stockholders.

Independent Board Composition

NASDAQ requires that a majority of the board of directors of a listed company be “independent.” NASDAQ’s rules provide that an independent director is a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship that, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The board has determined that each of Marvin D. Brailsford, Jon E.M. Jacoby, Bob L. Martin, William T. Trawick, and Scott L. Thompson is “independent” as defined under SEC and NASDAQ rules. Prior to his becoming our Interim Chief Executive Officer and President on February 27, 2011, Theodore M Wright had been determined by our board as “independent” as defined under SEC and NASDAQ rules.

In the course of determination of director independence, the board considered Mr. Jacoby’s service as Vice Chairman and Senior Principal of Stephens Group LLC, a merchant banking firm, and as Executive Vice President of SF Holdings, Inc. The board also considered the transfer of shares of our Common Stock equal to 24.1% of our outstanding shares, at the time Mr. Jacoby’s independence was considered, by and out of the Stephens Voting Trust, including shares held by Mr. Jacoby to SG-1890 LLC. Mr. Jacoby is affiliated with SG-1890 LLC, but is neither involved in nor affiliated with Stephens Inc., which provides investment banking and brokerage services to us. Stephens Inc. and its affiliates hold its shares in our company through the Conn’s Voting Trust. After taking into account such positions held by Mr. Jacoby with a significant stockholder, given his exercise of independent judgment as one of our directors over the years, and the fact that Mr. Jacoby is not involved with Stephens Inc., the investment banking firm, our board has determined that the above-described relationships would not interfere with the exercise of Mr. Jacoby’s independent judgment in carrying out his responsibilities as one of our directors.

The independent directors of the board held executive sessions at each regular meeting of the board of directors during fiscal 2011.

Board Meetings

During fiscal 2011, the board held four regularly scheduled meetings and ten telephonic meetings. Each person serving as a director during fiscal 2011 attended at least seventy-five percent (75%) of the board meetings held during the period, except Jon E.M. Jacoby. The ten telephonic board of directors’ meetings were meetings during September, October and November of 2010 during our negotiation and completion of the restructure of our debt obligations and refinancings, and during our processes toward and the completion of our successful right offering, all of which were consummated on November 30, 2010. The meetings, while scheduled in advance, were primarily to bring the members of the board of directors current on the status of these financing activities and our operations and related activities. Due to the timing of these telephonic meetings, one of our directors, Jon E.M. Jacoby, was unable to attend four of the meetings due to his previously scheduled trips. Mr. Jacoby, however, was apprised weekly in writing of the status of these projects to enable him to maintain current and working knowledge of these activities and to allow him the opportunity to respond and provide feedback. Mr. Jacoby attended all regularly scheduled meetings of the board of directors, and, as chairman of Compensation Committee, attending both meetings of the Compensation Committee held during the fiscal year 2011. Further, as a member of the Debt Committee of our board of directors formed to analyze and approve our refinancing activities, Mr. Jacoby attended each of the two meetings of the Debt Committee during our fiscal year 2011, and voted by unanimous written consent for the only two additional actions of the Debt Committee. Finally, Mr. Jacoby served on our Nominating and Corporate Governance Committee, and attended both meetings of the Nominating and Corporate Governance Committee held during fiscal 2011.

Policy Regarding Director Attendance at the Annual Meeting of Stockholders

It is our policy that each member of the board of directors is encouraged to attend our annual meeting of stockholders. Each director serving at the time of last year’s annual meeting attended our annual meeting of stockholders.

Committees of the Board

Audit Committee

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of our independent auditors. It also approves audit reports and plans, accounting policies, audit fees and certain other expenses. In connection with the rules adopted by the SEC and NASDAQ, we adopted a written charter for the Audit Committee, which is posted on our website at www.conns.com under “Investor Relations – Corporate Governance.” The Audit Committee reviews and reassesses the adequacy of the written charter on an annual basis.

Theodore M. Wright, Marvin D. Brailsford and Scott L. Thompson served on the Audit Committee for our fiscal year ended January 31, 2011. The Audit Committee held four regularly scheduled meetings and took action by unanimous written consent one time in fiscal 2011. Each meeting of the Audit Committee was attended by all of the members of the Audit Committee, except that Mr. Thompson was traveling and not in attendance for two meetings. Mr. Thompson was provided material submitted to the Audit Committee, and he provided input and advice to the Audit Committee and our management in conjunction with these meetings. The board has determined that each of Mr. Wright and Mr. Thompson is an “audit committee financial expert” as defined by SEC rules. In addition, each of the members of the Audit Committee is “independent” as defined by the NASDAQ listing standards and the Sarbanes-Oxley Act of 2002 as determined by our board of directors.

On February 27, 2011, during a telephonic meeting of our board of directors, Mr. Wright was elected as our Interim Chief Executive Officer and President, while we conduct a search for a permanent Chief Executive Officer and President. As a result of this election, Mr. Wright was deemed to no longer be an independent director and he resigned as a member of the Audit Committee effective February 27, 2011, and thus as its Chairman. We notified NASDAQ on March 22, 2011, of Mr. Wright’s resulting lack of independence, and received correspondence from NASDAQ Listing Qualifications dated March 22, 2011 advising us that we, at that time, no longer complied with NASDAQ audit committee requirements as set forth in Listing Rule 5605. Further, the letter we received from NASDAQ advised us that under Listing Rule 5605(c)(4), NASDAQ was providing us a cure period to replace Mr. Wright as a member of the Audit Committee through August 26, 2011. Effective March 23, 2011, our board of directors elected William T. Trawick, who has been determined to be an independent director, to serve on the Audit Committee until he resigns or until his successor is elected by our board. Mr. Marvin D. Brailsford was named Chairman of the Audit Committee effective March 23, 2011. We notified NASDAQ of this, and provided documentation, including his biography, supporting our board of directors’ determination that Mr. Trawick is independent on March 25, 2011. Further on March 25, 2011, we received notice from NASDAQ that his election had cured our non-compliance, and that we were deemed at that time to be back in compliance under the NASDAQ Listing Rules. We disclosed to the public through an 8K filing with the SEC on March 25, 2011, our receipt of the letters from NASDAQ.

Compensation Committee

The Compensation Committee establishes, reviews and approves the Chairman and the Chief Executive Officer compensation packages, and reviews and approves other senior executive officer compensation packages based upon recommendations by the Chairman and the Chief Executive Officer. It also evaluates the compensation plans, policies and programs of the executive officers of the company and makes recommendations to the board of directors concerning such plans, policies and programs, advises the board regarding compensation plans, policies and programs applicable to non-employee directors for their services as a director, and administers our stock option, stock purchase and other equity plans. The Compensation Committee also evaluates the competitiveness of our compensation and the performance of our Chairman and Chief Executive Officer and other executive officers. In connection with the rules adopted by the SEC and NASDAQ, the company adopted a written charter for the Compensation Committee, which is posted on our website at www.conns.com under “Investor Relations – Corporate Governance.”

Jon E.M. Jacoby, William T. Trawick, and Mr. Wright served on the Compensation Committee during our fiscal year 2011. The Compensation Committee held two regular meetings in fiscal 2011. Each meeting was attended by all members of the committee. All members of the Compensation Committee were determined by the board of directors to be independent directors as defined by NASDAQ listing standards. Additional information on the Compensation Committee’s processes and procedures for consideration of executive compensation are addressed in the Compensation Discussion and Analysis section of this proxy statement below.

On February 27, 2011, during a telephonic meeting of our board of directors, Mr. Wright was elected as our Interim Chief Executive Officer and President, while we conduct a search for a permanent Chief Executive Officer and President. As a result of this election, Mr. Wright was deemed to no longer be an independent director and resigned as a member of the Compensation Committee effective February 27, 2011. Marvin D. Brailsford , who was determined by our board of directors to be independent under the rules of NASDAQ and the SEC, and has served on our board as an independent director, was elected to serve on the Compensation Committee by our board of directors effective March 23, 2011. On March 29, 2011, at our board’s annual review of committee composition, Mr. Brailsford resigned from the Compensation Committee and Bob L. Martin, an independent director, was elected to serve on the Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the board in identifying and recommending individuals for election or reelection as directors, including director candidates submitted by our stockholders, and advises the board with respect to corporate governance policies and procedures. The committee will periodically review and make recommendations regarding our corporate governance policies and procedures; copies of which corporate governance policies and procedures are discussed below under “Corporate Governance” and are posted on our website at www.conns.com under “Investor Relations – Corporate Governance.” We adopted a written charter for the Nominating and Corporate Governance Committee, which is also posted on our website at www.conns.com under “Investor Relations – Corporate Governance.”

Members of the Nominating and Corporate Governance Committee are appointed by the board. The members of the Committee serve until their successors are duly elected and qualified, and they may be removed by the board of directors in its discretion. Members of the Committee are independent directors who are not employees of the company or any of its subsidiaries. The members of the Committee are Messrs. Jacoby, Bob L. Martin and Trawick. All members of the Nominating and Corporate Governance Committee were determined to be “independent” as defined by the SEC and NASDAQ listing standards.

The Nominating and Corporate Governance Committee held two regular meetings in fiscal 2011, both of which were attended by all members of the Committee.

Transition Committee

The Transition Committee consists of four members of the board of directors, Douglas H. Martin, and three independent directors – Messrs. Jacoby, Bob L. Martin and Trawick. The Transition Committee

evaluates and assists in the implementation of the succession planning and specifically transition planning for our executive officers, particularly that for the Chief Executive Officer and President of the company, and is in process of conducting a search for the permanent Chief Executive Officer and President. The Transition Committee had no meetings during fiscal 2011.

Special Committees

In connection with our refinancing efforts during our fiscal year 2011, the board of directors appointed two committees to monitor and assess our efforts in those efforts, on behalf of the board of directors.

Debt Committee

Our board of directors appointed a Debt Committee on January 21, 2010 to make final decisions on pricing, terms and timing of our refinancing plans. Jon E.M. Jacoby, Scott L. Thompson and Theodore M. Wright, Chairman, were elected to the Debt Committee by the board of directors. The Debt Committee met separately on two occasions, attended by all members of the Debt Committee, during our fiscal year, and acted through two unanimous written consents during our fiscal year 2011. The Debt Committee further participated with other members of the board of directors during the ten telephonic meetings of the board of directors described above in receiving weekly or biweekly updates from our management of the status of the company’s refinancing efforts and transactions.

Rights Committee

The board of directors appointed a Rights Committee on September 24, 2010 to review and address, on behalf of the board of directors, our efforts to complete a rights offering as a part of its refinancing plans. Scott L. Thompson, Chairman, Bob L. Martin and Theodore M. Wright were elected to serve on the Rights Committee. The Rights Committee held six meetings, all of which but one meeting were attended by all members of the Rights Committee, and acted through a unanimous written consent on one occasion during fiscal year 2011.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

We have developed a compensation program for executives and key employees designed to: (i) reward performance that increases the value of our common stock; (ii) attract, retain and motivate executives and key employees with competitive compensation opportunities; and (iii) build and encourage ownership of our shares of common stock. Toward these goals, our compensation program has been designed and implemented to reward our executives for strong financial and operating performance and leadership attributes and examples, and to coordinate these criteria with those of our stockholders. These goals are intended to reward our executive officers and to encourage their long term commitment to the company. We believe that our compensation programs, consisting of base salary, annual bonus programs tied to the objective success of our financial performance, and an equity incentive compensation program through granting of stock options and, if approved by our stockholders, other equity incentive awards tied to the executive officers performance and retention desires, fulfill our objectives.

Our Compensation Committee seeks to structure executive compensation packages in such a manner as to avoid excessive risk. The variety of factors and considerations our Compensation Committee uses to measure executive performance diversifies the risk associated with any single metric. Also, we use both cash and equity incentives with varying time horizons to appropriately balance levels of attention to both short-term and long-term performance. We adjust the cash and equity award amounts in our executive compensation structures to balance our short-term and long-term needs. In so doing, we are better able to address market and company risks as they arise and adjust our direction and actions to compensate for such risks while still maintaining our stability over the long-term. This results in better levels of balance and alignment with both our performance and our stockholder interests in long-term value creation.

The following discussion and analysis are focused primarily on the compensation of our executive officers during fiscal 2011, with additional detail provided for our Chief Executive Officer during that period, and our other named executive officers. Our “named executive officers” are the individuals who served as our Chief Executive Officer and our Chief Financial Officer and our three other most highly compensated executive officers for fiscal 2011. Information regarding the compensation of our named executive officers is provided under the heading “Compensation Tables” following this section.

Our Compensation Committee has retained a compensation consultant, Frederic W. Cook & Co., Inc., to review our executive officers’ compensation programs and to make recommendations to the Compensation Committee for its use in determining the compensation packages for our executive officers for the fiscal year 2012. The Compensation Committee has utilized the recommendations of the consultant as well as considering input from our Interim Chief Executive Officer and President in setting the compensation packages for our executive officers for our fiscal year 2012. We have not retained or used a compensation consultant previously.

Objectives/Reward

Reward Performance: Our performance is a key consideration in determining executive compensation, combined with the continued performance and service to us by each executive officer over an extended period of time. We also consider the accomplishment of strategic direction and goals, including specific business objectives. While our compensation policy recognizes that stock price performance is one measure of performance, given business conditions in the industry and the financial markets, and our long-term strategic direction and goals, we believe that it may not necessarily be the best current measure of executive performance. Our compensation packages are based upon a company-wide compensation structure that emphasizes bonus compensation based upon company pre-tax income performance and is consistent for each position relative to its authority and responsibility. Additionally, bonus calculations for certain of our executive officers were for fiscal 2011 and will be in the future calculated in part based upon the performance of their respective divisional responsibilities.

Attract, Retain and Motivate: We design our compensation program with the goal to obtain and retain the benefits of excellent executives in our significant areas of operations – sales, merchandising, financial and liquidity, distribution, product service, consumer credit and training. We understand that we must be competitive within our industry, including providing competitive salary, annual bonus opportunities and long-term compensation as part of our overall compensation program. Our equity compensation generally provides for vesting periods of five (5) years for our stock option programs for all but one of our employees – our previous Chairman, who resigned effective December 7, 2010. Additionally, if our stockholders approve the adoption of the Conn’s, Inc. 2011 Employee Omnibus Incentive Plan as proposed in this proxy statement, our Compensation Committee will be enabled to provide additional equity compensation alternatives to attain these goals. This equity compensation aligns our executive officers’ goals with those of our stockholders, in providing for long term growth and related compensation.

Encourage Ownership of our Shares of Common Stock: Equally important in our compensation objectives is our desire for our executive officers to obtain and benefit from ownership of our common stock. Our Compensation Committee through the issuance of stock options under our existing Employee Incentive Stock Option Plan, and if approved by our stockholders, under the 2011 Employee Omnibus Incentive Plan, believes its goals are being accomplished. The Compensation Committee believes that these requirements strongly emphasize its philosophy of equity ownership for the Board and executive management, which in turn reinforces alignment with stockholder interests.

Determining Compensation

Our compensation program consists of three basic elements: (i) base salary; (ii) annual bonus (both predetermined based on our company performance and individual performance, and discretionary); and (iii) equity awards. These components work together in determining the overall compensation of our executive officers.

In applying the above-described objectives for our executive compensation program, the Compensation Committee, in making its final determination, primarily relies upon:

•

input and recommendations received from the Chairman and the Chief Executive Officer, and other supervisors of each executive officer except the Chief Executive Officer, regarding the day-to-day performance of each individual and each executive officer’s areas of responsibilities and expectations for future performance;

•	publicly available information with respect to the executive compensation practices of certain public companies in our industry; and

•	its own judgment and knowledge of the industry.

Input Received from our Chairman and Chief Executive Officer. The Compensation Committee has historically relied in part on the input and recommendations of the our Chairman and Chief Executive Officer and, when the office was occupied, our Executive Vice Chairman, in making its determination regarding base salaries of the executive officers, individual levels for bonus compensation, and whether to grant long-term equity awards to our executive officers and if so, in what forms and amounts. The Compensation Committee believes that the an executive Chairman and the Chief Executive Officer, by virtue of their role in overseeing the day-to-day performance of such individuals and their positions with us and their experience in the industry, are appropriately suited to make informed recommendations to the Compensation Committee with respect to the foregoing elements of our executive compensation program. The Compensation Committee alone, with input and guidance from its Compensation Consultant, determines the compensation for our Chief Executive Officer.

Peer Group Data. While the Compensation Committee does not deem it necessary or appropriate to base our executive compensation program on any comparative analyses of the amounts and forms of compensation which are paid to executive officers with comparable titles at other public companies in the home appliance and consumer electronics industry, it does review annually such other public information of public companies of comparable size and nature to ours of a retail business, as well as similarly situated public companies outside the retail business industry. We refer to such companies collectively as our “peer group.” For the year ended January 31, 2011, the companies which comprised our peer group for this review were hhgregg, Inc., Best Buy Co., Inc., Aaron Rents, Inc., and Rent-A-Center, Inc. The amount and structure of peer company compensation is a factor in the Compensation Committee’s determination of the compensation of executive officers, but the Compensation Committee does not target compensation of its executive officers based upon the levels of compensation of executives of the companies in our peer group due to the nature and responsibility level of each of our executive officers, since our business model and resulting levels of responsibility are not directly comparable with those of our peer group. However, based on the results of the review of peer companies, the Compensation Committee may determine to modify compensation of our executive officers, and did so earlier this year. Unlike the home appliance and electronics retailing companies in our peer group, we provide financing to our customers to assist in their purchases. This provision of financing provides us with income opportunities not available to our peers, and requires additional management responsibilities and activities by our executive officers that are not commensurate with or comparable to any executive officers of companies in our peer group. The Compensation Committee also relies on its explicit knowledge of the industry and our peers in determining the final salary, bonus and equity awards on a comparative basis as it deems appropriate and necessary to reward the executive team for its overall performance and achievements and retain each executive as an integral part of our executive team.

Other Factors. Key factors which also affect our executive compensation program include our financial performance, to the extent that the Compensation Committee believes it may be fairly attributed or related to the performance of a particular executive officer, as well as the contribution of each executive officer relative to his individual responsibilities and capabilities. While the Compensation Committee does consider our stock price performance, it has not utilized it as a measure of our financial performance, or the performance of our executive officers, given the fact that it may not take into account a variety of factors including, but not limited to, the business conditions within the industry as well as our long-term strategic direction and goals.

Independent Compensation Consultant. In February 2011, the Compensation Committee retained the services of a compensation consultant, Frederic W. Cook & Co., Inc., to serve as its independent advisor on the reasonableness of compensation levels of our executive compensation programs in comparison with those of other similarly situated companies, and on the appropriateness of the compensation program structure for our executive officers in supporting its business its business strategy and human resources objectives. In addition to the factors described above, the Compensation Committee will include and consider the recommendations of its compensation consultant in its analyses of the compensation programs our fiscal year 2012 and beyond.

Elements of Compensation

Our compensation program consists of three basic elements: (i) base salary; (ii) bonus (both pre-determined based on our performance and individual performance, and discretionary); and (iii) equity awards. These components work together in determining the overall compensation of our executive officers.

Base Salary: Each executive officer receives a base salary determined by the Compensation Committee to be commensurate with the officer’s area of responsibility and that officer’s areas and extent of responsibility in relation to our performance as a whole. The determination of this component is made at the first Compensation Committee meeting during each fiscal year, and is set for the ensuing fiscal year, or at other meetings as deemed necessary by the Compensation Committee. Such base salaries are intended to provide the executive officers with a competitive and equitable living salary. This determination was made by our Compensation Committee at its meeting held in March 2011.

Bonus: The Compensation Committee establishes our bonus program for all named executive officers, after receiving recommendations from the Chairman and the Chief Executive Officer, and when the offices were occupied, the Executive Vice Chairman and the Chief Operating Officer, for each individual named executive officer. The bonus program is based on both pre-determined levels of company performance and bonus levels set for each named executive officer based on individual performance, and may include elements of discretionary bonus based upon an individual’s performance. Additionally, for fiscal 2012, bonus calculations for certain of our executive officers will be calculated in part based upon the performance of their respective divisional responsibilities.

Executive officers receive bonus payments based on our achievement of pre-determined profit goals approved by the Compensation Committee each fiscal year. For the fiscal years ended January 31, 2009, January 31, 2010, and January 31, 2011, the profit goals and the bonus amount associated with each of those goals were as follows:

	Fiscal Year 2009 Pre-Tax Profit Goals (as adjusted)
	$ 60,328,886	$ 63,345,330	$ 66,361,775	$ 69,378,219
Name	(1)	(1)	(1)	(1)
Thomas J. Frank, Sr.	228,519	266,605	304,691	342,778
Michael J. Poppe	114,259	149,416	187,502	228,519
William C. Nylin, Jr.	114,259	149,416	187,502	228,519
Timothy L. Frank	159,963	209,182	262,503	319,926
David W. Trahan	137,111	179,299	225,003	274,222

(1)	Bonuses are calculated on a pro-rata basis when pre-tax profits fall between the levels shown above. Pre-tax profits for purposes of the bonus in fiscal year 2009 were calculated excluding:

a.	any effect of gain or loss from fair value adjustments recorded related to our interest in securitized assets;

b.	any effect of the increase in allowance for doubtful accounts due to the increase in receivables funded under our asset-based loan facility.

Additionally, the actual pre-tax profit, goal and bonus payout were adjusted due to the financial impacts of the hurricanes which occurred during the month of September, 2008.

	Fiscal Year 2010 Pre-Tax Profit Goals (as adjusted)
	$ 69,300,000	$ 72,765,000	$ 76,230,000	$ 79,695,000
Name	(1)	(1)	(1)	(1)
Thomas J. Frank, Sr.	137,500	179,808	225,641	275,000
Timothy L. Frank	182,500	238,654	299,487	365,000
Michael J. Poppe	125,000	163,462	205,128	250,000
William C. Nylin, Jr.	137,500	179,808	225,641	275,000
Reymundo de la Fuente, Jr.	150,000	196,154	246,154	300,000

(1)	Bonuses are calculated on a pro-rata basis when pre-tax profits fall between the levels shown above. Pre-tax profits for purposes of the bonus in fiscal year 2010 were calculated excluding:

a.	any effect of gain or loss from fair value adjustments recorded related to our interest in securitized assets;

b.	any effect of the increase in allowance for doubtful accounts due to the increase in receivables funded under our asset-based loan facility; and

c.	any effect of the goodwill impairment charge incurred during the third quarter of the current fiscal year.

	Fiscal Year 2011 Pre-Tax Profit Goals (as adjusted)
	$ 31,400,000	$ 32,970,000	$ 34,540,000	$ 36,110,000
Name	(1)	(1)	(1)	(1)
Timothy L. Frank	200,000	261,224	328,571	400,000
Michael J. Poppe	137,500	179,592	225,893	275,000
Reymundo de la Fuente, Jr.	125,000	163,265	205,357	250,000
David W. Trahan	125,000	163,265	205,357	250,000
William C. Nylin, Jr.	112,500	146,939	184,821	225,000

(1)	Bonuses are calculated on a pro-rata basis when pre-tax profits fall between the levels shown above. Pre-tax profits for purposes of the bonus in fiscal year 2011 were calculated excluding:

a.	any effect of the increase in allowance for doubtful accounts and increase in allowance for uncollectible interests due to the increase in receivables funded under our asset-based loan facility; and

b.	any effect of the increase in interest expense compared to the prior fiscal year; and

c.	any effect of the write-off of deferred financing costs associated with financing transactions that were not completed, asset impairment charges and inventory realignment reserve.

Individual named executive officers may also receive bonus payments based on individual performance. Additionally, bonus calculations for certain of our executive officers will be calculated in part based upon the performance of their respective divisional responsibilities. These bonus levels are recommended by the Chairman, when this office is occupied by an executive Chairman, and the Chief Executive Officer, and determined by the Compensation Committee, based on that named executive officer’s level of responsibility and ability to affect the performance of his area of responsibility and the company’s performance. None of these bonus levels are based upon any percentage of the individuals’ base salary or goals, but each does have defined objective calculations based upon the areas of that individual’s responsibilities. At the end of each fiscal year, the Compensation Committee may additionally establish individual performance bonus awards for each named executive officer upon recommendation of an executive Chairman, when the office is occupied, and the Chief Executive Officer, or as separately determined by the Compensation Committee.

Equity Awards

Equity awards are granted to executives through the deferred vesting of our stock option program, and will, if approved by our stockholders at this annual meeting, include additional alternative equity incentive awards pursuant to the recommended 2011 Employee Omnibus Incentive Plan. Awards under our existing stock option program, and if approved, our recommended 2011 Employee Omnibus Incentive Plan, are determined by our Compensation Committee for all named executive officers. Award calculations and determinations are based primarily on three factors:

•

the relative value of the options to the named executive officer’s base salary so that if all other factors were equal the options granted to a named executive officer would be in the same relative proportion of options to base salaries as granted to other employees;

•	the number of options previously granted to the named executive officer; and

•	the named executive officer’s deemed contribution to the company.

Compensation under our equity incentive program is designed to align the long-term interests of our executives with that of our stockholders and to provide long-term performance incentives to our executives to complement the other forms of compensation they receive.

In making long-term incentive compensation decisions, no formal weighting formula is used in deciding award amounts under our stock option program. Our Compensation Committee instead considers each executive’s ability and individual responsibility to directly impact our company’s overall performance in the long-term, and makes equity awards based on considerations for each individual executive. The Compensation Committee will additionally consider the recommendations of its compensation consultant in formulating its plans for the determination of award amounts under our stock option plan, and in the event our stockholders approve the adoption of the 2011 Employee Omnibus Incentive Plan, under the 2011 Omnibus Plan, for our fiscal year 2012.

We use equity awards to counterbalance the short-term base salary and bonus compensation components issued to our executives. We do not target any set mix of compensation components. Our Compensation Committee reviews the goals of our company and the status of the markets in which we compete to determine which mix of short-term and long-term performance compensation should be structured in order to properly incentivize our executives to best implement both the short-term and long-term elements of our company strategies.

In the event our stockholders approve the adoption of the 2011 Employee Omnibus Incentive Plan, the incentive equity available under that plan will be utilized by our Compensation Committee in the same manner as is our existing stock option plan.

For each of these elements, the Compensation Committee, in making its final determination, reviews recommendations from our executive Chairman, when this office is occupied, and our Chief Executive Officer of the amounts and timing of each, based upon our performance as a company and their respective day to day working knowledge of the performance of each individual and each such individuals areas of responsibility and expectations for future performance and rewards. The Compensation Committee alone determines the compensation of our Chief Executive Officer. As a result of our failure to achieve the minimum level of pretax profit goals as set forth in the above schedule, our fiscal year 2010 and 2011 bonus payments were reduced by the Compensation Committee accordingly. The original bonus pool for fiscal 2011 of $2,000,000, based upon our operational achievement of the minimum level one of pretax profit goal as presented above of $31,400,000, was reduced by the Compensation Committee to $789,829, due to our operating performance for fiscal year 2011. The executive officers, including the then Chairman, received total payment of $610,149 of the bonus pool, of which the named executive officers received total payment of $384,981, including earned and contingency distribution. Our then Chief Executive Officer did not receive a bonus for our fiscal year 2011.

The Compensation Committee also relies on its explicit knowledge of the industry and our peers in determining the final salary, bonus and equity awards on a comparative basis as it deems appropriate and necessary to reward and maintain the executives as an integral part of our executive team and its overall performance and achievements.

Our Compensation Committee has retained a compensation consultant, Frederic W. Cook & Co., Inc., to assess the company’s compensation policies and compare these policies with our peers and those of the industry as a whole, and to advise it in connection with its determination of our fiscal year 2012 executive officer compensation packages, and expects to continue to engage a compensation consultant in the future.

Employment Agreements

On February 27, 2011, Timothy L. Frank resigned as our President and Chief Executive Officer and as a member of the Board of Directors, effective immediately. In connection with Mr. Frank’s resignation, we entered into a letter agreement with Mr. Frank. Under the agreement, Mr. Frank will continue to be employed by us in a non-executive capacity for two years, but will be given an opportunity to pursue other opportunities that do not compete with us. During the first year, Mr. Frank will receive a salary equal to his current annual base salary of $450,000. During the second year, Mr. Frank will receive a salary of $18,000.

Our previous Chairman, William C. Nylin, Jr., was accorded an employment agreement that expired on January 31, 2011. Although this employment agreement could have been renewed for successive one year periods upon the mutual written consent of the company and Dr. Nylin, Dr. Nylin determined to retire from the executive office of Chairman effective December 7, 2010, and forego any further rights, compensation and benefits under the employment agreement. Under this employment agreement, Dr. Nylin agreed to a confidentiality agreement as well as not to compete with us for period of one year following the termination of the agreement and not to solicit our employees to work for anyone else for a period of two years following the termination of the agreement. Dr. Nylin is continuing employment with us on a part time basis for our fiscal year ending January 31, 2012, under an employment agreement, performing services and consultation to the company as requested by the company. The new employment agreement provides Dr. Nylin an annual salary of $180,000 for the fiscal year ending January 31, 2012, that Dr. Nylin will be entitled to participate in our health and benefit plans through January 31, 2012, and that Dr. Nylin will have the use of his company automobile and gasoline credit card through that date. The confidentiality, non-compete and non-solicitation provisions contained in Dr. Nylin’s executive employment agreement are continued under this employment agreement.

Other Compensation

We provide our named executive officers with other benefits, as reflected in the All Other Compensation column in the Summary Compensation Table on page 34, which the Compensation Committee believes is reasonable, competitive and consistent with our executive compensation program.

Compensation for the Named Executive Officers in Fiscal 2011

Chief Executive Officer Compensation

Our then Chief Executive Officer’s annual compensation package was determined in accordance with our policies and procedures for all executive officers. Although he did not receive a bonus or incentive compensation, Timothy L. Frank, our Chief Executive Officer during fiscal year 2011, was eligible to receive an annual cash bonus or Incentive Compensation, the amount of such bonus determined by the Compensation Committee in accordance with a pre-established performance goal which satisfies the requirements of Section 1.162-27(e)(2) of the Treasury regulations, taking into account any one or more of the following criteria with respect to our or any of our affiliates or divisions: (a) total revenues or any component thereof; (b) operating income, pre-tax or after-tax income, EBITA, EBITDA or net income; (c) cash flow, free cash flow or net cash from operations; (d) earnings per share; (e) value of our common stock or total return to stockholders; and (f) any combination of any or all of the foregoing criteria, in each case on an absolute or relative basis. The performance goals established for fiscal years 2010 and 2011, and the bonus amount associated with each level were as follows:

	Fiscal Year 2009 Pre-Tax Profit Goals (as adjusted)
	$ 60,328,886	$ 63,345,330	$ 66,361,775	$ 69,378,219
Name	(1)	(1)	(1)	(1)
Thomas J. Frank, Sr.	228,519	266,605	304,691	342,778

(1)	Bonuses are calculated on a pro-rata basis when pre-tax profits fall between the levels shown above. Pre-tax profits for purposes of the bonus in fiscal year 2009 were calculated excluding:

a.	any effect of gain or loss from fair value adjustments recorded related to our interest in securitized assets;

b.	any effect of the increase in allowance for doubtful accounts due to the increase in receivables funded under our asset-based loan facility.

Additionally, the actual pre-tax profit, goal and bonus payout were adjusted due to the financial impacts of the hurricanes which occurred during the month of September, 2008.

	Fiscal Year 2010 Pre-Tax Profit Goals
	$69,300,000	$72,765,000	$76,230,000	$79,695,000
Name	(1)	(1)	(1)	(1)
Thomas J. Frank, Sr.	137,500	179,908	225,641	275,000

(1)	Bonuses are calculated on a pro-rata basis when pre-tax profits fall between the levels shown above. Pre-tax profits for purposes of the bonus in fiscal year 2010 were calculated excluding:

a.	any effect of gain or loss from fair value adjustments recorded related to our interest in securitized assets;

b.	any effect of the increase in allowance for doubtful accounts due to the increase in receivables funded under our asset-based loan facility; and

c.	any effect of the goodwill impairment charge incurred during the third quarter of the current fiscal year.

	Fiscal Year 2011 Pre-Tax Profit Goals
	$ 69,300,000	$ 72,765,000	$ 76,230,000	$ 79,695,000
Name	(1)	(1)	(1)	(1)
Timothy L. Frank	200,000	261,224	328,571	400,000

(1)	Bonuses are calculated on a pro-rata basis when pre-tax profits fall between the levels shown above. Pre-tax profits for purposes of the bonus in fiscal year 2011 were calculated excluding:

a.	any effect of the increase in allowance for doubtful accounts and increase in allowance for uncollectible interests due to the increase in receivables funded under our asset-based loan facility; and

b.	any effect of the increase in interest expense compared to the prior fiscal year; and

c.	any effect of the write-off of deferred financing costs associated with financing transactions that were not completed, asset impairment charges and inventory realignment reserve.

The Incentive Compensation award for any year may not exceed $1,920,000. The Compensation Committee evaluated and took into account each of the above listed criteria in determining the performance goals for fiscal 2011. Due to our financial performance, our Chief Executive Officer did not receive a bonus for the fiscal year 2011. The components of our Chief Executive Officer’s compensation package are reflected in the Summary Compensation Table and the footnotes following.

Other Named Executive Officers’ Compensation

Each of the named executive officer’s compensation, including our Chief Executive Officer, was determined in accordance with our policies and procedures for all executive officers, including bonus, stock option and other benefits. Each of the components is addressed in the Summary Compensation Table and the footnotes following for each named executive officer.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis and discussed it with the company’s management. Based on its review and discussions with management, the Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in the company’s Annual Report on Form 10-K for fiscal year ended January 31, 2011 and the company’s 2011 Proxy Statement on Schedule 14A related to the 2011 annual meeting of stockholders, for filing with the Securities and Exchange Commission. This report is provided by the following independent directors, who comprise the Compensation Committee.

Jon E.M. Jacoby, Chairman

William T. Trawick

Bob L. Martin

Compensation Tables

Summary Compensation

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
			(1)		(2)
Timothy L. Frank President and COO and CEO (3)	2009	270,000	452,989	—	130,800	—	—	8,921	862,710
	2010	329,000	109,863	—	112,800	—	—	10,455	562,118
	2011	348,690	—	—	67,550	—	—	18,624	434,864
								(4)
Michael J. Poppe CFO	2009	250,000	317,278	—	98,100	—	—	9,417	674,795
	2010	260,583	85,000	—	112,800	—	—	8,108	466,491
	2011	256,675	150,000	—	67,550	—	—	18,599	492,824
								(5)
William C. Nylin, Jr. Chairman	2009	210,000	369,278	—	44,850	—	—	13,900	638,028
	2010	324,000	92,636	—	68,600	—	—	13,605	498,841
	2011	240,000	44,428	—	35,400	—	—	10,390	330,218
								(6)

David W. Trahan President - Retail Division	2009	256,667	308,000	—	98,100	—	—	5,834	668,601
	2011	256,675	87,182	—	57,900	—	—	18,599	420,356
								(7)

Reymundo de la Fuente, Jr. President - Credit Division	2010	260,583	90,000	—	112,800	—	—	9,818	473,201
	2011	256,675	103,371	—	57,900	—	—	18,600	436,546
								(8)

(1)

The executives shown above receive a base bonus amount based on the pre-tax performance goals shown above under “Elements of Compensation”. The executives can also receive discretionary funds that are approved by the Compensation Committee. The table below shows the composition of bonus payments made for the fiscal years 2008, 2009 and 2010.

(2)

Aggregate grant date fair value of awards granted during the year in accordance with ASC 718, “Compensation-Stock Compensation”. Information regarding the assumptions used in calculating the fair value under ASC 718 can be found in Note 7 to the financial statements contained in the Company’s annual report on Form 10-K filed with the SEC on March 25, 2010.

(3)	Mr. Timothy Frank served as President and COO during fiscal year 2009 and part of 2010. From June 3, 2009 on Mr. Frank has served as CEO.
(4)	Company matched 401K contributions of $6,721, $8,255 and $5,624, and automobile allowance (including fuel) of $2,200, $2,200 and $13,000 for fiscal years 2009, 2010 and 2011, respectively.
(5)	Company matched 401K contributions of $9,417, $8,108 and $5,599, for fiscal years 2009, 2010 and 2011, respectively, and automobile allowance (including fuel) of $13,000 for fiscal year 2011.
(6)	Company matched 401K contributions of $8,900, $8,605 and $5,382, and automobile allowance (including fuel) of $5,000, $5,000 and $5,000 for fiscal years 2009, 2010 and 2011, respectively.
(7)	Company matched 401K contributions of $3,834 and $5,599, and automobile allowance (including fuel) of $2,000 and $13,000 for fiscal years 2009 and 2011, respectively.
(8)	Company matched 401K contributions of $7,818 and $5,600, and automobile allowance (including fuel) of $2,000 and $13,000 for fiscal years 2010 and 2011, respectively.

Name		Base bonus earned ($)	Discretionary funds ($)	Total bonus paid ($)
Timothy L. Frank	2009	267,814	185,175	452,989
	2010	69,863	40,000	109,863
	2011	78,983	(78,983)	—
Michael J. Poppe	2009	191,295	125,983	317,278
	2010	47,851	37,149	85,000
	2011	54,301	95,699	150,000
William C. Nylin, Jr.	2009	191,295	177,983	369,278
	2010	52,636	40,000	92,636
	2011	44,428	—	44,428
David W. Trahan	2009	229,555	78,445	308,000
	2011	24,682	62,500	87,182
Reymundo de la Fuente, Jr.	2010	57,422	32,578	90,000
	2011	103,371	—	103,371

Grants of Plan-Based Awards

		Estimated Future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All other stock awards; Number of shares of stock or units (#)	All other option awards; Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Timothy L. Frank	11/30/2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	35,000	$3.20	67,550
Michael J. Poppe	11/30/2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	35,000	$3.20	67,550
William C. Nylin, Jr.	11/30/2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	20,000	$3.20	35,400
Reymundo de la Fuente, Jr.	11/30/2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	30,000	$3.20	57,900
David W. Trahan	11/30/2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	30,000	$3.20	57,900

Outstanding Equity Awards at Fiscal Year End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options- Exercisable (#)	Number of Securities Underlying Unexercised Options- Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexcercised Unearned Options (#)	Option Exercised Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Been Vested (#)	Market Value of shares or Units of Stock That Have Not Been Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Timothy L. Frank President and CEO	11,228	0		N/A	$8.21	7/26/2011	N/A	N/A	N/A	N/A
	8,000	0		N/A	$14.00	11/25/2013	N/A	N/A	N/A	N/A
	10,000	0		N/A	$17.73	11/30/2014	N/A	N/A	N/A	N/A
	15,000	0		N/A	$33.88	11/30/2015	N/A	N/A	N/A	N/A
	16,000	4,000	(1)	N/A	$22.68	12/4/2016	N/A	N/A	N/A	N/A
	15,000	10,000	(2)	N/A	$19.99	11/27/2017	N/A	N/A	N/A	N/A
	16,000	24,000	(3)	N/A	$6.33	11/25/2018	N/A	N/A	N/A	N/A
	6,000	24,000	(4)	N/A	$6.34	11/24/2019	N/A	N/A	N/A	N/A
	0	35,000	(5)	N/A	$3.20	11/30/2020	N/A	N/A	N/A	N/A
Mchael J. Poppe CFO	15,000	0		N/A	$14.48	10/7/2014	N/A	N/A	N/A	N/A
	15,000	0		N/A	$17.73	11/30/2014	N/A	N/A	N/A	N/A
	10,000	0		N/A	$33.88	11/30/2015	N/A	N/A	N/A	N/A
	16,000	4,000	(1)	N/A	$22.68	12/4/2016	N/A	N/A	N/A	N/A
	12,000	8,000	(2)	N/A	$19.99	11/27/2017	N/A	N/A	N/A	N/A
	12,000	18,000	(3)	N/A	$6.33	11/25/2018	N/A	N/A	N/A	N/A
	6,000	24,000	(4)	N/A	$6.34	11/24/2019	N/A	N/A	N/A	N/A
	0	35,000	(5)	N/A	$3.20	11/30/2020	N/A	N/A	N/A	N/A
Wlliam C. Nylin, Jr. Chairman	44,947	0		N/A	$14.00	11/25/2013	N/A	N/A	N/A	N/A
	35,000	0		N/A	$17.73	11/30/2014	N/A	N/A	N/A	N/A
	15,000	0		N/A	$33.88	11/30/2015	N/A	N/A	N/A	N/A
	25,000	0		N/A	$22.68	12/4/2016	N/A	N/A	N/A	N/A
	10,000	0		N/A	$19.99	11/27/2017	N/A	N/A	N/A	N/A
	15,000	0		N/A	$6.33	11/25/2018	N/A	N/A	N/A	N/A
	20,000	0		N/A	$6.34	11/24/2019	N/A	N/A	N/A	N/A
	0	20,000	(6)	N/A	$3.20	11/30/2020	N/A	N/A	N/A	N/A

Outstanding Equity Awards at Fiscal Year End (continued)

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options- Exercisable (#)	Number of Securities Underlying Unexercised Options- Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexcercised Unearned Options (#)	Option Exercised Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Been Vested (#)	Market Value of shares or Units of Stock That Have Not Been Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Reymundo de la Fuente, Jr. President - Credit Division	42,000	0		N/A	$8.21	7/15/2011	N/A	N/A	N/A	N/A
	8,000	0		N/A	$14.00	11/25/2013	N/A	N/A	N/A	N/A
	10,000	0		N/A	$17.73	11/30/2014	N/A	N/A	N/A	N/A
	12,000	0		N/A	$33.88	11/30/2015	N/A	N/A	N/A	N/A
	12,000	3,000	(1)	N/A	$22.68	12/4/2016	N/A	N/A	N/A	N/A
	12,000	8,000	(2)	N/A	$19.99	11/27/2017	N/A	N/A	N/A	N/A
	12,000	18,000	(3)	N/A	$6.33	11/25/2018	N/A	N/A	N/A	N/A
	6,000	24,000	(4)	N/A	$6.34	11/24/2019	N/A	N/A	N/A	N/A
	0	30,000	(5)	N/A	$3.20	11/30/2020	N/A	N/A	N/A	N/A
David W. Trahan President - Retail Division	8,000	0		N/A	$14.00	11/25/2013	N/A	N/A	N/A	N/A
	10,000	0		N/A	$17.73	11/30/2014	N/A	N/A	N/A	N/A
	15,000	0		N/A	$33.88	11/30/2015	N/A	N/A	N/A	N/A
	16,000	4,000	(1)	N/A	$22.68	12/4/2016	N/A	N/A	N/A	N/A
	12,000	8,000	(2)	N/A	$19.99	11/27/2017	N/A	N/A	N/A	N/A
	12,000	18,000	(3)	N/A	$6.33	11/25/2018	N/A	N/A	N/A	N/A
	6,000	24,000	(4)	N/A	$6.34	11/24/2019	N/A	N/A	N/A	N/A
	0	30,000	(5)	N/A	$3.20	11/30/2020	N/A	N/A	N/A	N/A

(1)	– Options vest ratably at 20% per year for five years with final vesting on 12/4/2011.
(2)	– Options vest ratably at 20% per year for five years with final vesting on 11/27/2012.
(3)	– Options vest ratably at 20% per year for five years with final vesting on 11/25/2013.
(4)	– Options vest ratably at 20% per year for five years with final vesting on 11/24/2014.
(5)	– Options vest ratably at 20% per year for five years with final vesting on 11/30/2015.
(6)	– Options are fully vested after one year with that vesting occurring on 11/24/2011.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Timothy L. Frank	0	0	N/A	N/A
Michael J. Poppe	0	0	N/A	N/A
William C. Nylin, Jr.	0	0	N/A	N/A
Reymundo de la Fuente, Jr.	0	0	N/A	N/A
David W. Trahan	0	0	N/A	N/A

Termination of Employment and Change of Control Arrangements

The following table indicates the quantitative disclosure of the estimated benefit of the acceleration of each named executive officer’s unvested options had a change of control occurred on January 31, 2011 and is calculated based on the closing price of our common stock on January 31, 2011:

Termination/Change in Control Benefits

Named Excutive Officer	Vesting acceleration of options upon change in control (# of shares) (b)	Compensation in lieu of salary/bonus upon termination not for cause ($)
Timothy L. Frank	97,000	—
Michael J. Poppe	89,000	—
William C. Nylin, Jr.	20,000	—
Reymundo de la Fuente, Jr.	83,000	—
David W. Trahan	84,000	—

(b)	Assumes vesting would accelerate on all unvested options per the employee stock option plan:

“1. Acceleration of Vesting and Exercise Dates. The other provisions of this Agreement notwithstanding and pursuant to Paragraph 12 of the 2003 Incentive Plan:

(a) In the event of a proposed dissolution or liquidation of the company and at the discretion of the Administrator, this Option may be immediately exercised for the entire number of Shares covered hereby until fifteen (15) days prior to such dissolution or liquidation;

(b) In the event of a Merger Transaction in which this Option shall not be assumed or an equivalent option issued as a substitute by a successor entity, the Administrator shall notify the Optionee in writing that this Option shall be exercisable for the entire number of Shares covered hereunder for a period of fifteen (15) days from the date of such notice; or

In the event of a Merger Transaction that constitutes a Change of Control in which this Option is assumed or an equivalent option is issued by a successor entity, an Involuntary Termination of the Optionee within one (1) year after the effective date of the

Change of Control shall cause this Option or the equivalent substitute option to be immediately exercisable for the full number of Shares covered hereunder.”

Compensation of Non-Employee Directors

Prior to May 25, 2010, each non-employee director of the board in respect of his service on the board received:

•	an annual retainer of $25,000 for the 2007 annual meeting through the 2010 annual meeting;

•	$2,500 for each board meeting attended;

•	$1,000 for each Audit Committee meeting attended by a member of the Audit Committee (excluding the chair of the Audit Committee) on the same day as a board meeting;

•	$1,500 for each Audit Committee meeting attended by the chair of the Audit Committee on the same day as a board meeting;

•	$2,500 for each Audit Committee meeting attended by a member of the Audit Committee (excluding the chair of the Audit Committee) on a day other than the day of the board meeting;

•	$3,500 for each Audit Committee meeting attended by the chair of the Audit Committee meeting on a day other than the day of the board meeting;

•	$500 per meeting for participation in a telephonic meeting of the board;

•	$750 for each Compensation Committee meeting attended by a member of the Compensation Committee on the same day as a board meeting;

•	$1,250 for each Compensation Committee meeting attended by a member of the Compensation Committee on a day other than the day of a board meeting;

•	$750 for each Transition Committee meeting attended by a member of the Transition Committee on the same day as a board meeting;

•	$1,250 for each Transition Committee meeting attended by a member of the Transition Committee on a day other than the day of a board meeting;

•	$750 for each Nominating and Corporate Governance Committee meeting attended by a member of the Nominating and Corporate Governance Committee on the same day as a board meeting; and

•	$1,250 for each Nominating and Corporate Governance Committee meeting attended by a member of the Nominating and Corporate Governance Committee on a day other than the day of a board meeting.

Effective May 25, 2010, each of our non-employee directors received an annual Director’s fee of $50,000, and each chair of the Audit Committee and the Compensation Committee received an annual fee of $10,000 to serve as the chair of those Committees, in replacement of the above fees.

In addition our non-employee directors (i) are allowed to participate in the company’s medical plan at the same contributories with all the benefits of full-time active employees, (ii) receive a merchandise discount in the same amount as the discount our employees receive; and (iii) are reimbursed for their expenses in attending board and committee meetings.

We adopted the 2003 Non-Employee Director Stock Option Plan in February 2003 in connection with our initial public offering, and amended the Plan by vote of stockholders at our 2006 annual meeting of stockholders. The plan is administered by the board of directors. Only non-employee directors are eligible grantees. Upon the closing of the initial public offering, we granted each of our then-current non-employee directors the option to purchase 40,000 shares of our common stock. We also have automatically, per the Plan, granted our non-employee directors an option to purchase an additional 10,000 shares following each annual stockholders meeting on and after the fourth anniversary of each non-employee director’s initial election or appointment to the board of directors. The initial options to purchase 40,000 shares of our common stock issued to non-employee directors vested equally over a three year period, and the additional options to purchase 10,000 shares of our common stock issued to non-employee directors vests on the first annual anniversary date of the date of the grant. The exercise price of each option is equal to the price per share of our common stock at the close of market on the date the option is granted. The options have a term of up to ten years. Upon a change in control or sale of the company, optionees have special vesting and exercise rights.

Under the 2003 Non-Employee Director Stock Option Plan, the number of options available to issue is 600,000. As of January 31, 2011, 550,000 options had been issued under this Plan. The Compensation Committee has determined that no further options will be granted under this Plan, at this time, if our stockholders approve the 2011 Non-Employee Director Restricted Stock Plan at our annual meeting.

On March 29, 2011, the Compensation Committee granted restricted stock awards equal to $50,000 in value to each non-employee director, to be issued effective immediately following our annual stockholders’ meeting, under the Conn’s, Inc., 2011 Non-Employee Director Restricted Stock Plan, subject to our stockholders approval of the 2011 Non-Employee Director Restricted Stock Plan.

Director Compensation

Name	Fees earned or paid in cash $	Stock Awards ($)	Option Awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings $	All Other Compensation ($)	Total ($)
			(1)
Thomas J. Frank, Sr.	—	—	—	—	—	—	—
Timothy L. Frank	—	—	—	—	—	—	—
William C. Nylin, Jr.	—	—	—	—	—	—	—
Marvin D. Brailsford	61,000	—	41,800	—	—	—	102,800
Jon E. M. Jacoby	69,750	—	41,800	—	—	—	111,550
Bob L. Martin	56,750	—	41,800	—	—	—	98,550
Douglas H. Martin	56,500	—	41,800	—	—	—	98,300
Scott L. Thompson	54,500	—	41,800	—	—	—	96,300
William T. Trawick	57,250	—	41,800	—	—		99,050
Theodore M. Wright	76,500	—	41,800	—	—	—	118,300

(1)

Aggregate grant date fair value of awards granted during the year in accordance with ASC 718. Information regarding the assumptions used in calculating the fair value under ASC 718 can be found in Note 8 to the financial statements contained in the Company’s annual report on Form 10-K filed with the SEC on March 31, 2011. Messrs. Brailsford, Jacoby, Bob L. Martin, Douglas H. Martin, Thompson, Trawick and Wright were each issued 10,000 options on June 3, 2008. Those awards fully vested after one year. Messrs. Brailsford, Jacoby, Bob L. Martin, Douglas H. Martin, Thompson, Trawick and Wright were each issued 10,000 options on June 4, 2009. Those awards fully vested after one year. Messrs. Brailsford, Jacoby, Bob L. Martin, Douglas H. Martin, Thompson, Trawick and Wright were each issued 10,000 options on May 25, 2010. Those awards fully vest after one year. The total number of options outstanding at January 31, 2011 was 433,000.

Indemnification Arrangements

As permitted by the Delaware General Corporation Law, we have adopted provisions in our certificate of incorporation and bylaws that provide for the indemnification of our directors and certain executive officers, including our named executive officers, to the fullest extent permitted by applicable law. These provisions, among other things, indemnify each of our directors and certain officers for certain expenses, including judgments, fines and amounts paid in settling or otherwise disposing of actions or threatened actions, incurred by reason of the fact that such person was a director or officer of the company or of any other corporation which such person served in any capacity at the request of the company.

In addition, we have entered into indemnification agreements with each of our directors pursuant to which we will indemnify them against judgments, claims, damages, losses and expenses incurred as a result of the fact that any director, in his capacity as a director, is made or threatened to be made a party to any suit or proceeding. The indemnification agreements also provide for the advancement of certain expenses (such as attorney’s fees, witness fees, damages, judgments, fines and settlement costs) to our directors in connection with any such suit or proceeding.

We maintain a directors’ and officers’ liability insurance policy to insure our directors and officers against certain losses resulting from acts committed by them in their capacities as our directors and officers, including liabilities arising under the Securities Act of 1933.

CORPORATE GOVERNANCE

Code of Ethics

Our board of directors has adopted a code of business conduct and ethics for our employees, a code of ethics for our chief executive officer and senior financial professionals and a code of business conduct and ethics for our board of directors. A copy of these codes is published on our website at www.conns.com under “Investor Relations – Corporate Governance.” We intend to make all required disclosures concerning any amendments to, or waivers from, these codes on our website.

Separation of Chairman of the Board and Chief Executive Officer

Effective December 7, 2010, William C. Nylin, Jr. retired from his executive office of Chairman and as Chairman of the Board of Directors. Upon Dr. Nylin’s retirement, our board of directors elected Theodore M. Wright as the Chairman of the Board of Directors. Prior to February 27, 2011, Mr. Wright was not nor never has been an employee or executive officer of our company, has been a member of our board of directors since September 2003, and has been designated an independent director each year since his election to the board of directors. Effective February 27, 2011, Mr. Wright was elected to serve as our Interim Chief Executive Officer and President while our board pursued and completes a search for a permanent Chief Executive Officer and President. While our bylaws and corporate governance guidelines do not require that our Chairman of the Board of Directors position and Chief Executive Officer positions be separated, upon the retirement of Dr. Nylin as Chairman effective December 7, 2010, the board of directors determined to elect a board determined independent director as its Chairman and to maintain the separation of the offices of Chairman of the Board and Chief Executive Officer as determined during fiscal year 2011. Effective February 27, 2011, with the election of Mr. Wright as Interim Chief Executive Officer and President, the board determined that, at least while the search for a permanent Chief Executive Officer and President is continuing and until such position is filled, the company’s best interests will be best served by having the positions of Chairman of the Board of Directors and the Interim Chief Executive Officer and President be filled by Mr. Wright. The election of Mr. Wright as our Interim Chief Executive Officer and President caused his determined independence to be retracted, and he is, at this time, not an independent member of the board of directors.

The determination by the board of directors to elect a director determined by the board of directors to be independent as its Chairman, rather than to elect an executive officer or the Chief Executive Officer as Chairman of the Board, was based upon the board of directors belief that this separation would be in the best interest of the company and our stockholders at that time, and to bring a different perspective to the board from that of an executive officer whose time and efforts would be better devoted to the company operations. With the resignation of the our then Chief Executive Officer and President, the board of directors determined, at least for so long as the search for a permanent Chief Executive Officer and President continues and until a permanent Chief Executive Officer and President is elected, that the non-separation of the offices of Chairman of the Board of Directors and Interim Chief Executive Officer and President is in our best interests.

During the period that our Chairman of the Board also serves as our Interim Chief Executive Officer and President, the board has determined that our interests continue to be served without the designation or appointment of a lead independent director. This determination was made due to the board’s comfort that its Chairman has been independent since first appointed to the board of directors in 2003 when we elected to become a publicly held company, and that his temporary combined positions does not adversely affect his continuing to lead the board of directors as its Chairman without the necessity of appointing an independent lead director. This determination will be reconsidered depending on the length of time that the positions of Chairman and Chief Executive Officer and President are occupied by the current Chairman.

Risk Oversight

The board is actively involved in oversight of risks that could affect the company. Management is responsible for the day-to-day management of risks we face, while the board, as a whole and through its committees, has responsibility for the oversight of risk management. The Audit Committee of our board of directors is charged by its charter with the responsibility to and does review and discuss the company’s policies and practices with respect to risk assessment and risk management at each of its regularly scheduled meetings, and to report to the board of directors various areas of risk, including credit, liquidity and operational, that should receive further attention and discussions among the board of directors and company management. Our management does present specifically to the Audit Committee, and the board of directors if requested by the Audit Committee, various areas of risk concerns and management practices relative thereto as required by the Audit Committee, and when requested by the board, including particularly enterprise risk management which is the subject of intense scrutiny by the Audit Committee through presentations and discussions with the company’s Vice President – Enterprise Risk Management at each Audit Committee Meeting. Additionally, at each regularly scheduled Audit Committee meeting, our management presents a particular area of risk, either independently as a result of its assessment of materiality or at the request of the Audit Committee in addition to the discussions of enterprise risk management. The Audit Committee works with management in assessing and addressing the company’s policies’ strengths and weaknesses in each area presented or separately assessed. The full board of directors receives at each regularly scheduled meeting, and more often as necessary, a presentation from management of our operations, including presentations of liquidity and credit reports and risks. Upon request by the board of directors, representatives of management for the separate areas commit to and do subsequently or simultaneously provide additional information, revisions and explanations pertaining to their respective areas of management.

Stockholder Communications with the Board

We have adopted a policy that allows stockholders to communicate directly with the board of directors. Stockholders may contact the board or any committee of the board by any one of the following methods:

By telephone:	By mail:	By e-mail:

(409) 832-1696, Ext. 3398	Conn’s, Inc. Board of Directors 3295 College Street Beaumont, Texas 77701 Attn: Corporate General Counsel	generalcounsel@conns.com

All communications submitted under this policy will be compiled by our Compliance Officer and submitted to the board or the requisite board committee on a periodic basis. Complaints or concerns relating to accounting, internal accounting controls or auditing matters will be referred to the Audit Committee under the policy adopted by the Audit Committee. This policy and procedure is posted on our website at www.conns.com under “Investor Relations – Corporate Governance”.

AUDIT COMMITTEE REPORT

The Committee

Our board of directors established the Audit Committee to be responsible for the appointment, compensation, retention and oversight of the work of our independent auditors and to oversee our (i) financial reporting process; (ii) internal audits, internal control policies and procedures implementation and compliance with Sarbanes-Oxley Section 404 requirements and authorities; and (iii) financial, tax, and risk management policies. The Audit Committee is composed of three members and operates under a written charter, a copy of which is published on our website at www.conns.com under “Investor Relations – Corporate Governance.” The Audit Committee has prepared the following report on its activities with respect to our financial statements for the fiscal year ended January 31, 2011.

Review and Discussion

Management is responsible for our financial reporting process including its system of internal controls, and for the preparation of Conn’s consolidated financial statements in accordance with generally accepted accounting principles. Ernst & Young, LLP, our independent registered public accounting firm, is responsible for auditing those financial statements and for attesting to the effectiveness of our internal control over financial reporting. It is the Audit Committee’s responsibility to monitor and review these processes. The members of the Audit Committee are not employees of the company and do not represent themselves to be or to serve as, accountants or auditors by profession or experts in the field of accounting or auditing.

In connection with the preparation of our audited financial statements for the fiscal year ended January 31, 2011, the Audit Committee:

•

reviewed and discussed our Annual Report on Form 10-K, including our audited consolidated financial statements and Management’s Report on Internal Control over Financial Reporting for the year ended January 31, 2011, with management;

•

discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Oversight Board in Rule 3200T; and

•

received the written disclosures and the letter from Ernst & Young required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence), and discussed with Ernst & Young its independence from the company, including whether Ernst & Young’s provision of non-audit services to the company is compatible with the auditors’ independence.

The Audit Committee meets separately with our independent auditors to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. The Audit Committee held four regularly scheduled meetings and acted once by unanimous written consent in lieu of meeting during the fiscal year ended January 31, 2011.

Recommendation

Based on the review and discussion referred to above, the Audit Committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2011, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE:

Marvin D. Brailsford, Chairman
Scott L. Thompson

PERFORMANCE GRAPH

The following graph provides a comparison of the cumulative total stockholder return on our common stock against the NASDAQ U.S. Stock Market Index and the average of a peer group index comprised of publicly traded consumer electronic and/or appliance retailers(1) (2) since January 31, 2006. We are changing the performance graph peer group index to reflect the companies against which we benchmark our executives’ compensation. The graph reflects the value of a $100 investment as of January 31, 2006 in either our stock or the indices presented at the dates of measurement, including reinvestment of dividends. The corresponding index values and common stock price values are summarized in the table below by measurement date.

Trade Date	Conn’s Index	NASDAQ US Stock Market Index	Peer Group Stock Index[1]	Peer Group Stock Index[2]	Conn’s Closing Stock Price
January 31, 2006	$100.00	$100.00	$100.00	$100.00	$43.48
January 31, 2007	53.98	107.60	103.31	121.08	23.47
January 31, 2008	44.40	105.18	96.18	94.54	19.30
January 31, 2009	27.97	65.59	59.41	48.96	12.16
January 31, 2010	12.93	96.37	80.18	78.46	5.62
January 31, 2011	10.17	122.47	80.24	73.00	4.42

[1]	The peer group index consists of the simple average of the indices of Sears Holding Co., Best Buy Co., Inc., Aaron Rents, Inc., Rent-A-Center Inc., Rex Stores Corp. and hhgregg, Inc.
[2]	The peer group index consists of the simple average of the indices of Best Buy Co., Inc., Aaron Rents, Inc., Rent-A-Center Inc., and hhgregg, Inc.

EXECUTIVE OFFICERS

Biographical Information

The board elects our executive officers at its board meeting immediately following our annual meeting of stockholders, and updates the executive officer positions as necessary. Our executive officers serve at the discretion of the board and until their successors are elected and qualified or until the earlier of their death, resignation or removal.

The following sets forth certain biographical information regarding our executive officers, including service with Conn Appliances, Inc., our predecessor company. For our executive officers who are also directors, you may find their biographies under “Board of Directors; Board of Director Nominees” above.

Name	Age	Positions	Years of Service with Conn’s

Theodore M. Wright	48	Interim Chief Executive Officer and President	8 (as director)
Michael J. Poppe	43	Chief Financial Officer and Executive Vice President	7
David W. Trahan	50	President – Retail Division	24
Reymundo de la Fuente, Jr.	50	President – Credit Division	13
David R. Atnip	62	Senior Vice President and Treasurer	17
Walter M. Broussard	50	Senior Vice President – Recruiting	24
Clinton W. Harwood	53	Senior Vice President – Information Technology	16
Hoby B. Dillon	39	Senior Vice President – Finance	1
Brian K. Woods	40	Senior Vice President – Merchandise	1

Michael J. Poppe. Our board of directors appointed Michael J. Poppe as our Chief Financial Officer effective February 1, 2008, and elected Mr. Poppe as Executive Vice President effective June 1, 2010. Mr. Poppe served as our Controller and Assistant Chief Financial Officer and Assistant Treasurer since he joined us in September 2004 until February 1, 2008. Mr. Poppe is responsible for our accounting, treasury, risk management, human resources and service operations, and has been responsible for our legal and MIS functions. In the 14 years prior to his joining our company, Mr. Poppe served in various accounting and financial management positions in public accounting with Arthur Andersen LLP and in automotive retail companies, most recently as Vice President and Corporate Controller of Group 1 Automotive, Inc. Mr. Poppe spent from January 1997 until May 2004 at Group 1 Automotive, Inc., a New York Stock Exchange listed, Fortune 500 retail company, and was a member of its founding management team. Mr. Poppe is a certified public accountant and obtained his B.B.A in accounting and finance from Texas A&M University.

David W. Trahan was elected President – Retail Division by our board of directors on June 3, 2008. Mr. Trahan has previously served as our Executive Vice President – Retail from June 1, 2007, as our Senior Vice President – Retail from April 1, 2006 and as our Senior Vice President – Merchandising from October 2001. He has been employed by us since 1986 in various capacities, including sales, store operations and merchandising. He has been directly responsible for our merchandising and product purchasing functions, as well as product display and pricing operations, for the last four years. Mr. Trahan has completed special study programs at Harvard University, Rice University and Lamar University.

Reymundo de la Fuente, Jr. was elected President – Credit Division by our board of directors on June 3, 2008. Mr. de la Fuente has previously served as our Executive Vice President – Credit from June 1, 2007, and as our Senior Vice President – Credit since October 2001. Since joining us in 1998, he has served in positions that involve direct responsibility for credit underwriting, customer service inbound operations, collections, recovery of charge-offs and legal activities. Mr. de la Fuente has worked in the credit receivables industry since 1986 with national credit organizations. His responsibilities included the strategic direction and development of large credit portfolios. Mr. de la Fuente obtained his B.B.A. in finance from The University of Texas at San Antonio and holds an M.B.A. from Our Lady of the Lake in San Antonio.

David R. Atnip has served as our Senior Vice President since October 2001 and as our Treasurer since 1997. He joined us in 1992 and served as Chief Financial Officer from 1994 to 1997 and as our Secretary from 1997 to 2005. In 1995, he joined our board of directors and served in that capacity until September 2003. Mr. Atnip holds a B.B.A. in accounting from The University of Texas at Arlington and has over 21 years of financial experience in the savings and loan industry.

Walter M. Broussard has served as our Senior Vice President – Recruiting since June 3, 2008, as our Senior Vice President – Sales since 2005, and previously served as our Senior Vice President – Store Operations from October 2001. Mr. Broussard has served us in numerous retail capacities since 1985, including working on the sales floor as a sales consultant, store manager and district manager. He has over 26 years of retail sales experience. He attended Lamar University and has completed special study programs at Harvard University, Rice University and the University of Notre Dame.

Clinton W. Harwood has served as our Senior Vice President – Information Technology since being appointed by our board of directors effective June 1, 2007. He previously served as our Vice President – Information Technology since August 2000. Mr. Harwood joined Conn’s in April 1994 as Manager of Computer Operations, and has served the company in all aspects of information technology since that time. Prior to joining the company, he served in various information technology positions un utility, academic and petrochemical industries. Mr. Harwood holds both a Bachelor (1979) and Master (1988) of Science degrees in Computer Science from Lamar University, and completed a special study program at Harvard University.

Hoby B. Dillon was appointed by our board of directors as the Senior Vice President – Finance effective December 8, 2009, with responsibilities related to managing our funding and liquidity requirements and maintaining our banking relationships. Prior to joining us, Mr. Dillon spent 12 years at JPMorgan serving in a variety of corporate and investment banking positions, including M&A, leveraged finance, U.S. and European private placements and commercial banking. Prior to JPMorgan, Mr. Dillon spent 5 years with Temple Inland within its Forest Operations Division. Mr. Dillon is 39 years old and holds a BS from Louisiana State University and an MBA from Baylor University.

Brian K. Woods joined us in April 2010 and was appointed by our board of directors to Senior Vice President – Merchandising effective June 1, 2010. Mr. Woods has 20 years of retail experience. Prior to joining us, Mr. Woods served as Executive Vice President of Merchandising and Marketing at CSK Auto from June 2007 to July 2008. Mr. Woods served at CompUSA from 1991 to 2006 in various field and corporate positions, including Vice President of Services and Executive Vice President of Merchandising and Marketing. Mr. Woods attended San Diego State University and Long Beach State University, majoring in Computer Science, and is currently completing his Business Management Degree at University of Phoenix. Mr. Woods is 40 years old.

Equity Incentive Plans

Amended and Restated 2003 Incentive Stock Option Plan

In February 2003, we adopted our Amended and Restated 2003 Incentive Stock Option Plan, and amended the plan in June 2004 and May 2006. The plan is administered by the Compensation Committee of our board of directors. Our employees and employees of our subsidiaries, subject to certain exclusions, are eligible to participate in the plan. Option grants are made within the discretion of the Compensation Committee. Options may be granted for such terms as the Compensation Committee may determine, but not for terms greater than ten years from the date of grant. The maximum number of shares of our common stock that may be issued under this plan is 3,859,767 shares, subject to adjustment. All options issued vest equally over five-year term or less, as per the grant. At January 31, 2011, there were options to purchase 2,613,365 shares of our common stock issued and outstanding under the plan and 307,569 shares remaining for future issuance under the plan.

Employee Stock Purchase Plan

In February 2003, we adopted our Employee Stock Purchase Plan. The plan is administered by the Compensation Committee of our board of directors. Our employees and employees of our subsidiaries, subject to certain exclusions, are eligible to participate in the plan. Eligible employees are able to purchase shares of our common stock without brokerage commissions and at a discount from market prices. The maximum number of shares of our common stock that may be issued under this plan is 1,267,085 shares, subject to adjustment. At January 31, 2011, there were 1,139,385 shares available for future issuance under the plan.

2003 Non-Employee Director Stock Option Plan

We also have the 2003 Non-Employee Director Stock Option Plan, which we adopted in February 2003 and is discussed on page 39. The maximum number of shares of our common stock that may be issued under this plan is 600,000 shares, subject to adjustment. All options issued to a director when he or she becomes a director currently vest equally over a three-year term, while those issued to a director on his fourth anniversary date and those issued immediately following each annual stockholders’ meeting upon the director’s election by the stockholders as a director, vest on the first anniversary date of the grant. At January 31, 2011, there were options to purchase 433,000 shares of our common stock issued and outstanding under the plan and 50,000 shares remaining for future issuance under the plan.

The following table provides information regarding the number of shares of our common stock that may be issued on exercise of outstanding stock options and warrants under our existing equity compensation plans as of January 31, 2011. These plans are as follows:

•	the Amended and Restated 2003 Incentive Stock Option Plan;

•	the Non-Employee Director Stock Option Plan; and

•	the Employee Stock Purchase Program.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
Equity Compensation Plans Approved by Stockholders	3,046,365	(1)	$12.96	1,496,954	(1)

Equity Compensation Plans Not Approved by Stockholders	—		—	—

Total	3,046,365		$12.96	1,496,954

(1)

Includes 433,000 outstanding options and 50,000 options available for future issue applicable to the Non-Employee Director Stock Option Plan. Weighted average remaining life for options outstanding at January 31, 2011 – 6.7 years for Employee Incentive Stock Option Plan, 6.0 for Non-

Employee Director Stock Option Plan, with overall weighted average remaining life for all options outstanding at January 31, 2011 being 6.6 years.

STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS

AND PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock for each person who is known by us to be the beneficial owner of more than 5% of our voting securities, for each director and named executive officer, and for all directors and executive officers as a group. Unless otherwise indicated in the footnotes, each person named below has sole voting and investment power over the shares indicated. For purposes of this table, a person is deemed to be the “beneficial owner” of the number of shares of common stock that such person has the right to acquire within 60 days of April 1, 2011 through the exercise of any option, warrant or right, through the conversion of any security, through the power to revoke a trust, discretionary account, or similar arrangement, or through the automatic termination of a trust, discretionary account or similar arrangement.

Name	Common Stock Owned		Percent of Common Stock Owned
Conn’s Voting Trust (1)	7,899,423		24.86%
Warren A. Stephens	3,620,963	(2)	11.40%
Stephens Investments Holdings LLC	275,350	(3)	0.87%
Curtis F. Bradbury, Jr.	2,011,605	(4)	6.33%
Douglas H. Martin	428,533	(5)	1.35%
SG-1890, LLC (6)	8,415,991		26.49%
W.R. Stephens, Jr. (6)	8,416,610	(7)	26.49%
Jon E.M. Jacoby	89,976	(8)	0.28%
Dimensional Fund Advisors LP	2,054,027	(9)	6.46%
F&C Asset Management PLC	1,811,936	(10)	5.70%
FMR, LLC	378,088	(11)	1.19%
Timothy L. Frank	359,159	(12)	1.13%
Michael J. Poppe	91,108	(13)	0.29%
William C. Nylin, Jr.	462,624	(14)	1.45%
Remundo de la Fuente, Jr.	153,000	(15)	0.48%
David W. Trahan	200,530	(16)	0.63%
Marvin D. Brailsford	85,000	(17)	0.27%
Bob L. Martin	69,361	(18)	0.22%
William T. Trawick	41,044	(19)	0.13%
Theodore M. Wright	75,000	(20)	0.24%
Scott L. Thompson	58,000	(21)	0.18%
Directors and officers (12 persons)	2,113,335	(22)	6.45%

for each person who is known by us to be the beneficial owner of more than 5% of our voting securities, for each director and named executive officer, and for all directors and executive officers as a group. Unless otherwise indicated in the footnotes, each person named below has sole voting and investment power over the shares indicated. For purposes of this table, a person is deemed to be the “beneficial owner” of the number of shares of common stock that such person has the right to acquire within 60 days of April 1, 2011 through the exercise of any option, warrant or right, through the conversion of any security, through the power to revoke a trust, discretionary account, or similar arrangement, or through the automatic termination of a trust, discretionary account or similar arrangement.

(1)

These shares have been contributed to a voting trust and are held and voted by an independent third party as voting trustee. The voting trust will vote the shares held in the voting trust in the same proportion as votes cast “for” or “against” any proposals by all other stockholders. The voting trust agreement imposes substantial limitations on the sale or other disposition of the shares subject to the voting trust. The voting trust agreement will expire in November 2013 or such earlier time as Stephens Inc. ceases to be an affiliate of ours or a market maker of our common stock. The address for the voting trust is 111 Center Street, Little Rock, AR 72201.

(2)

Includes 217,560 shares owned by Stephens Inc. which have been contributed to the Voting Trust and as to which Mr. Stephens, as President, has no voting power and sole dispositive power. Also includes 6,737 shares held in discretionary trading accounts on behalf of Stephens Inc. clients as to which Mr. Stephens, as President of Stephens Inc., may be deemed to have shared voting power and shared dispositive power. Also includes 599 shares beneficially owned by Warren A. Stephens Trust as to which Mr. Stephens has sole voting and dispositive power. Also includes 6,352 shares owned by each of Warren Miles Amerine Stephens Trust, John Calhoun Stephens Trust, and Laura Whitaker Stephens Trust, which have been contributed to the Voting Trust and as to which Mr. Stephens, as sole trustee of the trusts, has no voting power and sole dispositive power. Also includes 274,885 shares owned by Stephens Investments Holdings LLC which have been contributed to the Voting Trust and as to which Mr. Stephens, as Manager, has no voting power and sole dispositive power. Also includes 33,259 shares beneficially owned by Warren A. Stephens Trust One which have been contributed to the Voting Trust and as to which Mr. Stephens, as trustee, has no voting power and sole dispositive power. Also includes 465 shares owned directly by Stephens Investments Holdings LLC as to which Mr. Stephens has sole voting power and sole dispositive power. Also includes 152,032 shares directly owned by Stephens Investment Partners 2000 LLC as to which Mr. Stephens, as a co-manager, has shared voting power and shared dispositive power. Also includes 2,916,370 shares beneficially owned by WAS Conn’s Annuity Trust One, Harriet C. Stephens, trustee, which have been contributed to the Voting Trust and as to which Mr. Stephens has no voting power and may be deemed to have shared dispositive power. The address for Mr. Stephens is 111 Center Street, Little Rock, AR 72201.

(3)

Includes 274,885 shares which have been contributed to the Voting Trust and as to which Stephens Investments Holdings LLC has no voting power and sole dispositive power, and 465 shares held directly as to which Stephens Investments Holdings LLC has sole voting power and sole dispositive power.

(4)

Includes 296,442 which have been contributed to the Voting Trust and as to which Mr. Bradbury has no voting power and sole dispositive power. Also includes 152,032 shares owned by Stephens Investment Partners 2000 LLC as to which Mr. Bradbury, as a co-manager of the LLC, has shared voting power and shared dispositive power. Also includes 74,779 shares beneficially owned by each of John Calhoun Stephens 95 Trust, Laura Whitaker Stephens 95 Trust and Warren Miles Amerine Stephens 95 Trust, as to which Mr. Bradbury, as sole manager of the trusts, has no voting power and sole dispositive power. Also includes 1,338,794 shares beneficially owned by Warren and Harriet Stephens Children’s Trust which have been contributed to the Voting Trust and as to which Mr. Bradbury has no voting power and sole dispositive power. The address for Mr. Bradbury is 111 Center Street, Little Rock, AR 72201.

(5)

Includes 14,602 shares owned by Douglas H. Martin IRA as to which Mr. Martin has sole voting power and sole dispositive power, and 181,919 shares owned directly by Mr. Martin which have been contributed to the Voting Trust and as to which Mr. Martin has no voting power and sole dispositive power. Also includes 152,032 shares owned by Stephens Investment Partners 2000 LLC as to which Mr. Martin, as a co-manager of the LLC, has shared voting power and shared dispositive power. Also includes 80,000 shares which Mr. Martin has the right to receive upon the exercise of options exercisable on or within 60 days of April 1, 2011.

(6)	The address for SG-1890, LLC and Mr. Stephens is 100 Morgan Keegan Drive, Suite 500, Little Rock, AR 72201.

(7)

Includes 619 shares owned directly by W.R. Stephens, Jr. Revocable Trust as to which Mr. Stephens, as sole trustee, has sole voting power and sole dispositive power. Also includes 8,419,991 shares owned by SG-1890, LLC as to which Mr. Stephens, as CEO of The Stephens Group, LLC, Manager of the LLC, has voting power and dispositive power.

(8)

Includes 9,976 shares owned individually as to which Mr. Jacoby has sole voting power and sole dispositive power. Also includes 80,000 shares which Mr. Jacoby has the right to receive upon the exercise of options exercisable on or within 60 days of April 1, 2011.

(9)

Dimensional Fund Advisors LP’s address is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746. Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, neither Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. In addition, the filing of this Schedule 13G shall not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by this Schedule 13G for any other purposes than Section 13(d) of the Securities Exchange Act of 1934. The information with respect to Dimensional comes from Dimensional’s Schedule 13G filed with the SEC, and we are not responsible for its accuracy.

(10)

F&C Asset Management plc’s address is 80 George Street, Edinburgh EH2 3BU, United Kingdom. The information with respect to F&C Asset Management plc comes from F&C Asset Management plc’s Schedule 13G filed with the SEC, and we are not responsible for its accuracy.

(11)

Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 200,769 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 200,769 shares owned by the Funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees.

(12)	Includes options to purchase 97,228 shares of common stock.

(13)	Includes options to purchase 86,000 shares of common stock.

(14)	Includes options to purchase 164,947 shares of common stock.

(15)	Includes options to purchase 117,000 shares of common stock.

(16)	Includes options to purchase 79,000 shares of common stock.

(17)	Includes options to purchase 80,000 shares of common stock.

(18)	Includes options to purchase 40,000 shares of common stock.

(19)	Includes options to purchase 40,000 shares of common stock.

(20)	Includes options to purchase 55,000 shares of common stock.

(21)	Includes options to purchase 58,000 shares of common stock.

(22)	Includes options to purchase 977,175 shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Party Transactions

The board has adopted a statement of policy with respect to all relationships and transactions in which our company and our directors and executive officers or their immediate family members are participants. Under this policy, the board of directors reviews all related party relationships and transactions to determine whether such persons have a direct or indirect material interest, and if so, if the transactions are at arms length and are acceptable to the board of directors. Each related party transaction must be entered into on terms that are comparable to those that could be obtained as a result of arm’s length dealings with an unrelated third party to be approved and accepted by the board of directors. As required under SEC rules, transactions that are determined to be directly or indirectly material to the company or a related person are disclosed in our proxy statement. In addition, the Audit Committee reviews any related person transaction that is required to be disclosed. In the course of its review of these relationships, the Audit Committee observes how each relates to a potential conflict of interest with the company:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction, and the timing of the entering of such transaction;

•	the importance of the transaction to the related person;

•	the importance of the transaction to the company;

•	whether the transaction would impair the judgment of a director or executive officer to act in our best interest; and

•	any other matters the committee deems appropriate.

Related Party as Provider of Our Printing Services

During fiscal year 2011, we continued to engage the services of Direct Marketing Solutions, Inc., or DMS, for a substantial portion of our direct mailing advertising and our credit collection mailings. Direct Marketing Solutions, Inc. is partially owned (less than 50%) by the SF Holding Corp., members of the Stephens family, Jon E.M. Jacoby and Douglas H. Martin. SF Holding Corp. and the members of the Stephens family are significant stockholders of our company, and Messrs. Jacoby and Martin are members of our board of directors. The fees we paid to DMS during fiscal 2009, 2010 and 2011 amounted to approximately $4.0 million, $2.4 million and $ 2.4 million, respectively. When DMS was initially engaged to perform direct marketing services and credit collection mailings for us, a competitive analysis was performed from submissions by various marketing and printing groups, with DMS presenting the low price point in these analyses. During fiscal 2009, 2010 and 2011, additional competitive analyses have been performed which continually support that DMS offers us the lowest cost for this service. We, at least annually, seek competitive bids for the services performed by DMS.

Related Party as Purchasers in Our Rights Offering

We completed our $25,000,000 rights offering on November 30, 2010, pursuant to which our executive officers, directors and beneficial holders of 5% or more of our stock purchased the following number of our common stock at $2.70 per share:

Related Party	Number of Shares Acquired
Conn’s Voting Trust.	2,403,780
SG -890 LLC	2,655,875
Timothy L. Frank	61,791
William C. Nylin	86,791
Michael J. Poppe	1,608
Bob L. Martin	8,561
Doug L. Martin	48,920
William T. Trawick	305
Jon E.M. Jacoby	3,140

The rights offering was made to all holders of record of our common stock on November 1, 2010, and each stockholder on that date had the same opportunity to purchase their pro rata share of the offering on the same term as the above stockholders. Other 5% or more stockholders that are not affiliates of us could have purchased shares in the rights offering in “street name” for which we have no record.

Related Party as Financial Advisor in Our Rights Offering

In connection with our rights offering, we engaged Stephens Inc. to act as our financial advisor and paid it a advisory fee of $937,500 plus reimbursed them for $22,400 of fees and expenses. Stephens Inc. and its affiliates, own approximately 24.9 % of our outstanding common Stock, and Douglas H. Martin, one of our directors, is a Senior Managing Director of Stephens Inc. The engagement of Stephens Inc as financial advisor was approved by both the rights committee of our board and the full board of directors after full disclosure of the conflicts of interests of the related parties in the transaction.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our directors, executive officers as well as other persons who own more than 10% of our outstanding common stock file initial reports of ownership and reports of changes in ownership of our common stock with the SEC. Officers, directors and other stockholders who own more than 10% of our outstanding common stock are required by the SEC to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based on a review of reports and information furnished to us by those persons who were directors, executive officers and/or the beneficial holders of 10% or more of our common stock at any time during the fiscal year ended January 31, 2011 and upon representations from such persons, we believe that all stock ownership reports required to be filed under Section 16(a) by such reporting persons during the fiscal year ended January 31, 2011 were timely made.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP served as our independent registered public accounting firm for the fiscal year ended January 31, 2011. The Audit Committee has appointed Ernst & Young as our independent registered public accounting firm for the fiscal year ending January 31, 2012. Representatives of Ernst & Young will attend the 2011 annual meeting of stockholders and will be available to respond to appropriate questions that may be asked by stockholders. These representatives will also have an opportunity to make a statement at the meeting if they desire to do so.

We paid the following fees to Ernst & Young for professional and other services rendered by them during fiscal 2010 and 2011:

	Years Ended January 31,
	2010	2011
Audit Fees	$867,389	1,252,494
Audit-Related Fees	101,026	6,273
Tax Fees	—	60,000
All Other Fees	12,800	—

Audit fees include fees for the annual audit, reviews of the Company’s Quarterly Reports on Form 10-Q, work performed to support our debt issuances, accounting consultations, and separate audit related to our qualified special purposes entity which was terminated in connection with the completion of the financing transactions during the fiscal year. Audit-related fees principally include separate agreed upon procedures not required by statute or regulation. Other Fees include those items unrelated to those specific audit or audit-related services described above.

Our Audit Committee Charter requires pre-approval of all services to be rendered by our independent auditors. It was determined that no services rendered by our outside auditors in fiscal 2011 were prohibited under the Sarbanes-Oxley Act of 2002. Fees associated with the audit for fiscal 2011 were approved in advance of services being rendered. In addition, the Audit Committee has considered whether Ernst & Young’s provision of services, other than services rendered in connection with the audit of our annual financial statements and reviews of our financial statements included in our Forms 10-Q for the most recent fiscal year, is compatible with maintaining Ernst & Young’s independence and has determined that such services rendered met the requirements of independence.

Appendix A

CONN’S, INC.

2011 OMNIBUS INCENTIVE PLAN

1.	Purpose of Plan.

The purpose of the Conn’s, Inc. 2011 Omnibus Incentive Plan (the “Plan”) is to advance the interests of Conn’s, Inc., a Delaware corporation (“Conn’s” and along with its Subsidiaries, the “Company”) and its stockholders by enabling the Company to attract and retain qualified individuals through opportunities for equity participation in Conn’s, and to reward those individuals who contribute to Conn’s achievement of its objectives.

2.	Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

2.1. “Award” means an Option, Restricted Stock Award, Restricted Stock Unit, Performance Stock Award, unrestricted Award of Common Stock, or Stock Appreciation Right granted to an Eligible Recipient pursuant to the Plan.

2.2. “Board” means the Conn’s Board of Directors.

2.3. “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to Conn’s and directs Conn’s to deliver stock certificates to be issued upon such exercise directly to such broker or dealer or its nominee.

2.4. “Cause” means (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties and obligations, (iv) the Participant’s continued failure to substantially perform the principal duties of the Participant’s position with the Company (other than any such failure resulting from disability), (v) any material breach of any confidentiality or noncompete agreement entered into with the Company, or (vi) with respect to a particular Participant, any other act or omission that constitutes “cause” as that term may be defined in any employment, consulting or similar agreement between such Participant and the Company.

2.5. “Change in Control” means an event described in Section 13.2 of the Plan.

2.6. “Change in Control Price” has the meaning set forth in Section 13.5 of the Plan.

2.7. “Code” means the Internal Revenue Code of 1986, as amended.

2.8. “Committee” means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

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2.9. “Common Stock” means the common stock of Conn’s, par value $0.01 per share. The number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

2.10. “Disability” means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code. Notwithstanding the foregoing, to the extent an Award is subject to Section 409A and payment or settlement of the Award may be accelerated as a result of a Participant’s Disability, Disability will have the meaning ascribed to it under Section 409A.

2.11. “Eligible Recipients” means all employees or officers of the Company.

2.12. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.13. “Executive” means a “covered employee” within the meaning of Section 162(m)(3) or any other Eligible Recipient designated by the Committee for purposes of exempting compensation payable under the Plan from the deduction limitations of Section 162(m).

2.14. “Fair Market Value” means, with respect to the Common Stock, as of any date: (i) the closing sale price of the Common Stock at the end of the regular trading session if the Common Stock is listed, admitted to unlisted trading privileges, or reported on the primary national securities exchange (including The NASDAQ Global Select Market and NASDAQ Global Market) on which the Common Stock is traded on such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or (ii) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national securities exchange, the closing bid price as of such date at the end of the regular trading session, as reported by The NASDAQ Capital Market, OTC Bulletin Board, Pink Sheets LLC, or other comparable service; or (iii) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

2.15. “Incentive Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.

2.16. “Net-Share Payment” means (i) payment for shares of Common Stock to be purchased upon exercise of an Option by holding back an amount of shares to be issued upon such exercise equal in value to the amount of the exercise price and/or (ii) payment of withholding and employment-related tax obligations in accordance with Section 12.2 of the Plan by holding back shares to be issued upon the grant, exercise or vesting of an Award (including an Option) equal in value to the amount of the required tax obligations.

2.17. “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

2.18. “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

2.19. “Participant” means an Eligible Recipient who receives one or more Awards under the Plan.

2.20. “Performance Criteria” means the performance criteria that may be used by the Committee in granting Awards where the grant, vesting, or exercisability of the Award is contingent upon

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achievement of such performance goals as the Committee may determine in its sole discretion. The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based upon Company, segment, Subsidiary, division, business unit or subunit or asset group performance, or the individual performance of the Eligible Recipient, either absolute or by relative comparison to other companies, other Eligible Recipients or any other external measure of the selected criteria.

(a) In order to preserve the deductibility of an Award under Section 162(m), the Committee may determine that any Award granted pursuant to the Plan to a Participant that is or is expected to become an Executive will be conditioned on performance goals that are based on criteria allowed under Section 162(m), including any of the following:

(i) Net income measures (including but not limited to earnings, net earnings, operating earnings, earnings before taxes, EBIT (earnings before interest and taxes), EBITA (earnings before interest, taxes, and amortization) EBITDA (earnings before interest, taxes, depreciation, and amortization), EBITDAR (earnings before interest, taxes, depreciation, amortization and rent) and earnings per share);

(ii) Stock price measures (including but not limited to growth measures and total stockholder return (stock price plus reinvested dividends) relative to a defined comparison group or target and price-earnings multiples);

(iii) Cash flow measures (including but not limited to net cash flow, net cash flow before financing activities, economic value added (or equivalent metric), debt reduction, debt to equity ratio, or establishment or material modification of a credit facility);

(iv) Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity);

(v) Operating measures (including operating income, cash from operations, after-tax operating income, sales volumes, same store sales, production volumes, credit portfolio delinquency rate, credit portfolio net charge-off rate, gross margins and production efficiency);

(vi) Expense measures (including but not limited to overhead cost and general and administrative expense);

(vii) Asset measures (including but not limited to a specified target, or target growth in sales, stores or credit portfolio, market capitalization or market value, proceeds from dispositions, strategic acquisitions, or raising capital);

(viii) Relative performance measures (including but not limited to relative performance to a comparison group or index designated by the Committee and market share);

(ix) Corporate values measures (including but not limited to ethics, customer satisfaction, legal, enterprise risk management, regulatory, and safety); and

(x) Any combination of the above.

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If an Award is made on this basis, the Committee will establish goals prior to the beginning of the period for which the Performance Criteria relate (or at a later date to the extent permitted under Section 162(m) but not later than 90 days after the commencement of the period of services to which the Performance Criteria relate). The Committee has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with Performance Criteria under this subparagraph (a) will be conditioned on the written certification of the Committee in each case that the Performance Criteria and any other material conditions were satisfied.

(b) To the extent that Section 409A is applicable, (i) performance-based compensation will also be contingent on the satisfaction of pre-established organizational or individual Performance Criteria relating to a performance period of at least 12 consecutive months in which the Participant performs services and (ii) Performance Criteria will be established not later than 90 calendar days after the beginning of any performance period to which the Performance Criteria relate, provided that the outcome is substantially uncertain at the time the criteria are established.

2.21. “Performance Stock Awards” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan and that is subject to the future achievement of Performance Criteria.

2.22. “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant.

2.23. “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of Section 7 of the Plan and which may be subject to the future achievement of Performance Criteria.

2.24. “Restricted Stock Unit” or “RSU” means a notional account established pursuant to an Award granted to an Eligible Recipient, as described in Section 7 of the Plan, that is (a) valued solely by reference to shares of Common Stock, (b) subject to restrictions specified in the agreement evidencing the Award, and (c) payable in shares of Common Stock within 30 days of the lapse of such restrictions. The RSUs awarded to the Eligible Recipient will vest according to the time-based or performance based criteria specified in the agreement evidencing the Award.

2.25. “Section 162(m)” means Code section 162(m) and the Treasury Regulations and other guidance promulgated thereunder.

2.26. “Section 409A” means Code section 409A and the Treasury Regulations and other guidance promulgated thereunder.

2.27. “Securities Act” means the Securities Act of 1933, as amended.

2.28. “Stock Appreciation Right” means a right to receive payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified base price, all as determined by the Committee in its discretion.

2.29. “Subsidiary” means any entity that is directly or indirectly controlled by Conn’s or any entity in which Conn’s has a significant equity interest, as determined by the Committee.

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3.	Plan Administration.

3.1. The Committee. The Plan will be administered by the Board or by a committee of the Board. So long as Conn’s has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. If necessary for relief from the limitation under Section 162(m) and that relief is sought by the Company, the committee administering the Plan will consist of “outside directors” within the meaning of Section 162(m). Such a committee, if established, will act by majority approval of the members (unanimous approval with respect to action by written consent), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, “Committee” will refer to the Board or to such a committee, if established. To the extent consistent with applicable corporate law of Delaware and except as required for compliance with Section 162(m), the Committee may delegate to any officers of Conn’s the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan.

3.2. Authority of the Committee.

(a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Award, any exercise price, the manner in which Awards will vest or become exercisable and whether Awards will be granted in tandem with other Awards) and the form of written agreement, if any, evidencing each such Award; (iii) the time or times when Awards will be granted; (iv) the duration of each Award; and (v) the restrictions and other conditions to which the payment or vesting of Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Award in the form of cash, Common Stock or any combination of both.

(b) Subject to Section 3.2(d), below, the Committee will have the authority under the Plan to amend or modify the terms of any outstanding Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Award, extend the term of an Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Award, accept the surrender of any outstanding Award or, to the extent not previously exercised or vested, authorize the grant of new Awards in substitution for surrendered Awards; provided, however, that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

(c) In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering,

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extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant, vesting, or payment of an Award, the Committee may, without the consent of any affected Participant, amend or modify the vesting or payment criteria (including Performance Criteria) of any outstanding Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary. segment, division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee) following such event as prior to such event and make any such other adjustments to any outstanding Awards that the Committee deems appropriate, including, without limitation, accelerating vesting, substituting Awards, or assuming Awards; provided, however, that the amended or modified terms are permitted by the Plan as then in effect and that the amended or modified terms do not violate the provisions of Section 162(m), Section 409A, or, to the extent applicable, Code section 424.

(d) Notwithstanding any other provision of the Plan other than Section 4.3, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted Options or Stock Appreciation Rights.

4.	Shares Available for Issuance.

4.1. Maximum Number of Shares Available; Certain Restrictions on Awards. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 1,200,000, of which 1,200,000 shares may be available for use in connection with Incentive Stock Options. The aggregate number of shares with respect to which an Award or Awards may be granted to any one Participant in any one taxable year of the Company may not exceed 300,000 shares of Common Stock. The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

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4.2. Accounting for Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan; provided, however, that shares subject to an Award that lapses, expires, is forfeited (including issued shares forfeited under a Restricted Stock Award) or for any reason is terminated unexercised or unvested or is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. To the extent that the exercise price of any Option, or withholding or employment-related tax obligations associated with an Option or other Award, are paid by tender or attestation as to ownership of Previously Acquired Shares or by holding back shares pursuant to a Net-Share Payment, only the number of shares of Common Stock issued net of the number of shares tendered, attested to or held back will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. To the extent that an Award can only be settled in cash, it will not reduce the number of shares available under the Plan.

4.3. Adjustments to Shares and Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend, or divestiture (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee, acting in its sole discretion, may make such adjustment as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Awards and the exercise price of outstanding Options and base price of outstanding Stock Appreciation Rights.

5.	Participation.

Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of objectives of the Company. Eligible Recipients may be granted from time to time one or more Awards, singly or in combination or in tandem with other Awards, as may be determined by the Committee in its sole discretion. Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.	Options.

6.1. Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, including the satisfaction of Performance Criteria, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Option that is intended to be an Incentive Stock Option fails or ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Option will continue to be outstanding for purposes of the Plan but will be deemed to be a Non-Statutory Stock Option.

6.2. Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant; provided, however, that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant (110% of the Fair Market Value with respect to an Incentive Stock Option if, at the time such Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10%

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of the total combined voting power of all classes of stock of Conn’s or any parent or subsidiary corporation of Conn’s).

6.3. Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion (including without limitation (i) the achievement of one or more of the Performance Criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company for a certain period); provided, however, that no Option may be exercisable after 10 years from its date of grant (five years from its date of grant in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.4. Payment of Exercise Price. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, by Net-Share Payment, by tender or attestation as to ownership of Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to Conn’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, or by a combination of such methods. For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation and shares held back pursuant to a Net-Share Payment will be valued at their Fair Market Value on the exercise date.

6.5. Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to Conn’s at its principal executive office and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

7.	Restricted Stock Awards and Restricted Stock Units.

7.1. Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards or Restricted Stock Units under the Plan, and such Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards and RSUs as it deems appropriate, including, without limitation, (i) the achievement of one or more of the Performance Criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company for a certain period.

7.2. Rights as a Stockholder; Transferability. Except as provided in Sections 7.1, 7.3, 7.4 and 14.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 7 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock. A Participant will have no voting, dividend, liquidation and other rights with respect to shares of Common Stock subject to the Participant’s RSUs until the Participant becomes the holder of record of such shares.

7.3. Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time

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after the grant of the Restricted Stock Award), any dividends or distributions (other than regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.

7.4. Enforcement of Restrictions. To enforce the restrictions referred to in this Section 7, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of Conn’s or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with Conn’s transfer agent.

8.	Performance Stock Awards.

8.1. Grant. An Eligible Recipient may be granted one or more Performance Stock Awards under the Plan, and the issuance of shares of Common Stock pursuant to such Performance Stock Awards will be subject to such terms and conditions as are consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more of the Performance Criteria.

8.2. Restrictions on Transfers. The right to receive shares of Performance Stock Awards on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

9.	Unrestricted Stock Awards.

The Committee may, in its sole discretion, grant an Award of shares of Common Stock free from any restrictions under this Plan to any Eligible Recipient.

10.	Stock Appreciation Rights.

10.1. Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under the Plan subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more of the Performance Criteria.

10.2. Exercise. A Participant may exercise a vested Stock Appreciation Right by giving written notice of the exercise to Conn’s stating the number of shares subject to the exercise. Upon receipt of the notice and subject to the Committee’s election to pay cash as provided in Section 10.3, Conn’s will deliver a certificate or certificates for Common Stock and/or a cash payment in accordance with Section 10.3.

10.3. Number of Shares or Amount of Cash. The Committee may provide that a Stock Appreciation Right will be settled in cash or Common Stock. If the Committee does not specify that a Stock Appreciation Right can be settled in cash, that Stock Appreciation Right will be settled in shares of Common Stock except as determined by the Committee in its discretion. The amount of Common Stock that may be issued pursuant to the exercise of a Stock Appreciation Right will be determined by dividing (a) the total number of shares of Common Stock as to which the Stock Appreciation Right is exercised, multiplied by the amount by which the Fair Market Value (or other specified valuation) of the Common Stock on the exercise date exceeds the base price (which may not be less than the Fair

9

Market Value of the Common Stock on the date of grant) by (b) the Fair Market Value of the Common Stock on the exercise date; provided that fractional shares will not be issued and will instead be paid in cash. In lieu of issuing Common Stock upon the exercise of a Stock Appreciation Right, the Committee in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Common Stock on the exercise date for any or all of the shares of Common Stock that would otherwise be issuable upon the exercise of the Stock Appreciation Right.

11.	Effect of Termination of Employment or Other Service.

11.1. Termination Due to Death or Disability. Subject to Sections 11.3 and 11.4 of the Plan, in the event a Participant’s employment or other service with the Company is terminated by reason of death or Disability:

(a) All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of six months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate;

(b) All Restricted Stock Awards and RSUs then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c) All outstanding Performance Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

11.2. Termination for Reasons Other than Death or Disability. Subject to Sections 11.3 and 11.4 of the Plan, in the event a Participant’s employment or other service with the Company is terminated for any reason other than death or Disability, or a Participant is in the employ of a Subsidiary and the Subsidiary ceases to be a Subsidiary of Conn’s (unless the Participant continues in the employ of Conn’s or another Subsidiary):

(a) All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination or such shorter period as may be specified in the agreement evidencing the Award (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will terminate and be forfeited;

(b) All Restricted Stock Awards and RSUs then held by the Participant that have not vested as of such termination will terminate and be forfeited; and

(c) All outstanding Performance Stock Awards then held by the Participant that have not vested as of such termination will terminate and be forfeited.

11.3. Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 11, upon a Participant’s termination of employment or other service with the Company, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Options and Stock Appreciation Rights (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service, and Restricted Stock Awards, RSUs and Performance Stock Awards then held by such Participant to vest and/or continue to vest or

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become free of restrictions and conditions to issuance, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee.

11.4. Effects of Actions Constituting Cause. Notwithstanding anything in the Plan to the contrary, in the event that a Participant is determined by the Committee, acting in its sole discretion, to have committed any action which would constitute Cause as defined in Section 2.4, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or service with the Company, all rights of the Participant under the Plan and any agreements evidencing an Award then held by the Participant shall terminate and be forfeited without notice of any kind. The Company may defer the exercise of any Option or Stock Appreciation Right or the vesting of any Restricted Stock Award or Performance Stock Award for a period of up to 45 days in order for the Committee to make any determination as to the existence of Cause.

11.5. Determination of Termination of Employment or Other Service. Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company for which the Participant provides employment or service, as determined by the Committee in its sole discretion based upon such records.

11.6. Vesting During Unpaid Leave of Absence. Unless otherwise determined in the sole discretion of the Committee, either before or after the grant or before or after the leave of absence begins, vesting of Awards granted hereunder shall be suspended during any unpaid leave of absence.

12.	Payment of Withholding and Employment-Related Tax Obligations.

12.1. General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Award.

12.2. Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 12.1 of the Plan by electing to tender or by attestation as to ownership of Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to Conn’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, by delivery of a Broker Exercise Notice, by Net-Share Payment, or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, Previously Acquired Shares tendered or covered by an attestation and shares held back pursuant to a Net-Share Payment will be valued at their Fair Market Value on the date of tender, attestation, or holding back.

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13.	Change in Control.

13.1. Change in Control Definitions. For purposes of this Section:

(a) “Bona Fide Underwriter” means an entity engaged in business as an underwriter of securities that acquires securities of Conn’s through such entity’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

(b) “Continuity Directors” mean any individuals who are members of the Board on February 1, 2011, and any individual who subsequently becomes a member of the Board whose election, or nomination for election by Conn’s stockholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of Conn’s proxy statement in which such individual is named as a nominee for director without objection to such nomination); provided, however, that any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board, a default on any financial instrument, or a default on any dividends will not be considered a Continuity Director.

(c) “Outstanding Securities” are those outstanding securities ordinarily having the right to vote at elections of directors.

(d) “Successor” means any individual, entity, group, or other person (as such term is used in Section 13(d) or Section 14(d) of the Exchange Act), other than Conn’s, any “affiliate” (as defined below) or any benefit plan(s) sponsored by Conn’s or any affiliate, that succeeds to, or has the practical ability to control (either immediately or solely with the passage of time), Conn’s business directly, by merger, consolidation or other form of business combination, or indirectly, by purchase of Conn’s Outstanding Securities or all or substantially all of its assets or otherwise. For this purpose, an “affiliate” is (i) any corporation at least a majority of whose Outstanding Securities are owned directly or indirectly by Conn’s or (ii) any other form of business entity in which Conn’s, by virtue of a direct or indirect ownership interest, has the right to elect a majority of the members of such entity’s governing body.

13.2. A “Change in Control” shall be deemed to have occurred if an event described in any one of the following paragraphs has occurred:

(a) the sale, lease, exchange or other transfer, directly or indirectly, of all or substantially all of the assets of Conn’s (in one transaction or in a series of related transactions) to any Successor;

(b) any Successor other than a Bona Fide Underwriter becomes the beneficial owner, directly or indirectly, of (i) 20% or more, but less than 50%, of the combined voting power of Conn’s Outstanding Securities, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors, or (ii) 50% or more of the combined voting power of Conn’s Outstanding Securities (regardless of any approval by the Continuity Directors);

(c) a merger or consolidation to which Conn’s is a party (a “Transaction”) if Conn’s stockholders immediately prior to the effective date of the Transaction have beneficial ownership of securities of the surviving corporation immediately following the effective date

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of the Transaction representing (i) 50% or more, but not more than 80%, of the combined voting power of the surviving corporation’s then Outstanding Securities, unless the Transaction has been approved in advance by the Continuity Directors, or (ii) less than 50% of the combined voting power of the surviving corporation’s then Outstanding Securities (regardless of any approval by the Continuity Directors); or

(d) the Continuity Directors cease for any reason to constitute at least 50% or more of the Board.

13.3. Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control occurs, then: (a) all Options and Stock Appreciation Rights that have been outstanding for at least six months will become immediately exercisable in full and will remain exercisable in accordance with their terms; (b) all Restricted Stock Awards and RSUs that have been outstanding for at least six months will become immediately fully vested and non-forfeitable; and (c) any conditions to the issuance of shares of Common Stock pursuant to Performance Stock Awards that have been outstanding for at least six months will lapse. All other Awards will terminate and be forfeited upon the Change in Control.

13.4. Settlement or Adjustment of Awards. Unless otherwise provided by the Committee, if a Change in Control of Conn’s occurs, any Options or Stock Appreciation Rights that, as of the effective date of the Change in Control, are “underwater” will terminate and be forfeited as of the effective date of the Change in Control. The Committee may determine that if a Change in Control of Conn’s occurs:

(a) Some or all Participants holding outstanding Options or Stock Appreciation Rights will receive, with respect to some or all of the shares of Common Stock subject to such Awards (“Award Shares”), either (i) as of the effective date of any such Change in Control, cash in an amount equal to the excess of the Change in Control Price over the aggregate exercise price or base price of such Awards, (ii) immediately prior to such Change of Control, a number of shares of Common Stock having an aggregate Fair Market Value equal to the excess of the Change in Control Price over the aggregate exercise price or base price of such Awards, or (iii) any combination of cash or shares of Common Stock with the amount of each component to be determined by the Committee not inconsistent with the foregoing clauses (i) and (ii), as proportionally adjusted; and/or

(b) Some or all outstanding Options or Stock Appreciation Rights be adjusted, as the Committee deems appropriate, to reflect such Change in Control, including, but not be limited to, modifying the Options or Stock Appreciation Rights such that the holder of the Award shall be entitled to purchase or receive (in lieu of the total shares or other consideration that the holder would otherwise be entitled to purchase or receive under the Award (the “Total Consideration”)), the number of shares of stock, other securities, cash or property to which the Total Consideration would have been entitled to in connection with the Change in Control at an aggregate exercise price equal to the exercise price that would have been payable if the Award Shares had been purchased upon the exercise of the Award immediately before the Change in Control.

13.5. Change in Control Price. The “Change in Control Price” shall equal the amount determined in clause (i), (ii), (iii), (iv) or (v), whichever is applicable, as follows: (i) the per share price offered to holders of shares of Common Stock in any merger or consolidation, (ii) the per share value of the Common Stock immediately before the Change in Control without regard to assets sold in the Change

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in Control and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per share of Common Stock in a dissolution transaction, (iv) the price per share offered to holders of Common Stock in any tender offer or exchange offer whereby a Change in Control takes place, or (v) if such Change in Control occurs other than pursuant to a transaction described in clauses (i), (ii), (iii), or (iv), the Fair Market Value per share of the shares of Common Stock that may otherwise be obtained with respect to such Awards or to which such Awards track, as determined by the Committee. In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 13 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the non-cash consideration offered.

13.6. Limitation on Change in Control Payments. Unless otherwise provided by the Committee or by a separate agreement and notwithstanding anything in Sections 13.2(d) or 13.4 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the exercisability of an Option or vesting of an Award as provided in Section 13.2(d) or the payment of cash or shares of Common Stock in exchange for all or part of an Option or other Award as provided in Section 13.4 (which acceleration could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from Conn’s or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which Conn’s is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 13.2(d) or 13.4 of the Plan will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code.

14.	Rights of Eligible Recipients and Participants; Transferability.

14.1. Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company.

14.2. Rights as a Stockholder. As a holder of Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

14.3. Restrictions on Transfer.

(a) Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Award prior to the exercise (in the case of Options or Stock Appreciation Rights) or vesting (in the case of Restricted Stock Awards, RSUs or Performance Stock Awards) of such Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b) A Participant will be entitled to designate a beneficiary to receive an Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due

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under the Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 11 of the Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under the Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 10 of the Plan) may be made by, the Participant’s legal representatives, heirs, devisees and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under the Plan or exercise of all exercisable Options and Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options and Stock Appreciation Rights may be made by, the legal representatives, heirs, devisees and legatees of the beneficiary.

(c) Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option or Stock Appreciation Right, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, a trust in which any of the foregoing have more than 50% of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

14.4. Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

15.	Securities Laws and Other Restrictions.

Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under the Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities laws or other restrictions.

16.	Plan Amendment, Modification and Termination.

The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board

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may deem to be in the best interests of the Company; provided, however, that no such amendments to the Plan will be effective without approval of the Company’s stockholders if: (i) stockholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange, The NASDAQ Global Select Market, or similar regulatory body; or (ii) such amendment seeks to modify Section 3.2(d) hereof. No termination, suspension or amendment of the Plan may adversely affect any outstanding Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3, 12 and 13 of the Plan.

17.	Duration of the Plan.

The Plan will terminate at midnight on March 29, 2021, and may be terminated prior to such time by Board action. No Award will be granted after termination of the Plan. Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, according to their terms.

18.	Miscellaneous.

18.1. Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the State of Delaware, the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware notwithstanding the conflicts of laws principles of any jurisdictions.

18.2. Shareholder Approval. This Plan must be approved by a majority of the votes cast at a duly held shareholder’s meeting at which a quorum representing a majority of all outstanding voting shares of Common Stock is, either in person or by proxy, present and voting on the Plan within twelve (12) months after the date this Plan is adopted by the Board. If the shareholders fail to approve adoption of this Plan, all Awards granted under this Plan shall terminate and be forfeited.

18.3. Compliance with Section 409A. Each Award issued under the Plan is intended to be exempt from or comply with Section 409A and will be interpreted accordingly. Where payment of an Award to a “specified employee” is triggered by a “separation from service” (terms as defined in Section 409A), payment will be delayed for six months following the specified employee’s separation from service.

18.4. Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

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Appendix B

CONN’S, INC.

NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN

1.	Purpose of Plan.

The purpose of the Conn’s, Inc. Non-Employee Director Restricted Stock Plan (the “Plan”) is to aid in the attracting and retaining of persons of outstanding competence to serve on the Board of Directors of Conn’s, Inc. (the “Company”) who are not employed by the Company. This Plan is intended to enable such persons to acquire or increase ownership interests in the Company on a basis that will encourage them to use their best efforts to contribute to the Company’s achievement of its objectives. Consistent with these objectives, the Plan provides for the award of shares of Restricted Stock and Restricted Stock Units to Non-Employee Directors on the terms and subject to the conditions set forth below.

2.	Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

2.1. “Annual Grant” has the meaning set forth in Section 5.2.

2.2. “Award” means an award of shares of Restricted Stock or RSUs to a Non-Employee Director.

2.3. “Board” means the Company’s board of directors.

2.4. “Change in Control” means an event described in Section 8.2 of the Plan.

2.5. “Code” means the Internal Revenue Code of 1986, as amended.

2.6. “Committee” means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

2.7. “Common Stock” means the common stock of the Company, par value $0.01 per share. The number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

2.8. “Disability” means the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

2.9. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.10. “Fair Market Value” means, with respect to the Common Stock, as of any date: (i) the closing sale price of the Common Stock at the end of the regular trading session if the Common Stock is listed, admitted to unlisted trading privileges, or reported on the primary national securities exchange (including The NASDAQ Global Select Market and NASDAQ Global Market) on which the Common Stock is traded on such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or (ii) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national securities exchange, the closing bid price as of such date at the end of the regular trading session, as reported by The NASDAQ Capital Market, OTC Bulletin Board,

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Pink Sheets LLC, or other comparable service; or (iii) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

2.11. “Non-Employee Director” means a member of the Board who, as of the date of grant of an Award, is not an officer or employee of the Company or any Subsidiary.

2.12. “Participant” means a Non-Employee Director who receives one or more Awards under the Plan.

2.13. “Performance Criteria” means the performance criteria that may be used by the Committee in granting Awards where vesting of the Award is contingent upon achievement of such performance goals as the Committee may determine in its sole discretion. The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based upon Company, segment, Subsidiary, division, business unit or subunit or asset group performance, either absolute or by relative comparison to other companies, or any other external measure of the selected criteria.

(a) The Committee may determine that any Award granted pursuant to the Plan to a Participant will be conditioned on any of the following performance goals:

(i) Net income measures (including but not limited to earnings, net earnings, operating earnings, earnings before taxes, EBIT (earnings before interest and taxes), EBITA (earnings before interest, taxes, and amortization) EBITDA (earnings before interest, taxes, depreciation, and amortization), EBITDAR (earnings before interest, taxes, depreciation, amortization and rent) and earnings per share);

(ii) Stock price measures (including but not limited to growth measures and total stockholder return (stock price plus reinvested dividends) relative to a defined comparison group or target and price-earnings multiples);

(iii) Cash flow measures (including but not limited to net cash flow, net cash flow before financing activities, economic value added (or equivalent metric), debt reduction, debt to equity ratio, or establishment or material modification of a credit facility);

(iv) Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity);

(v) Operating measures (including operating income, cash from operations, after-tax operating income, sales volumes, same store sales, production volumes, credit portfolio delinquency rate, credit portfolio net charge-off rate, gross margins and production efficiency);

(vi) Expense measures (including but not limited to overhead cost and general and administrative expense);

(vii) Asset measures (including but not limited to a specified target, or target growth in sales, stores or credit portfolio, market capitalization or market value, proceeds from dispositions, strategic acquisitions, or raising capital);

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(viii) Relative performance measures (including but not limited to relative performance to a comparison group or index designated by the Committee and market share);

(ix) Corporate values measures (including but not limited to ethics, customer satisfaction, legal, enterprise risk management, regulatory, and safety); and

(x) Any combination of the above.

If an Award is made on this basis, the Committee will establish goals prior to the beginning of the period for which the Performance Criteria relate (but not later than 90 days after the commencement of the period of services to which the Performance Criteria relate). The Committee has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any settlement of an Award granted with Performance Criteria under this subparagraph (a) will be conditioned on the written certification of the Committee in each case that the Performance Criteria and any other material conditions were satisfied.

(b) To the extent that Section 409A is applicable, (i) performance-based compensation will also be contingent on the satisfaction of pre-established organizational or individual Performance Criteria relating to a performance period of at least 12 consecutive months in which the Participant performs services and (ii) Performance Criteria will be established not later than 90 calendar days after the beginning of any performance period to which the Performance Criteria relate, provided that the outcome is substantially uncertain at the time the criteria are established.

2.14. “Restricted Stock” means shares of Common Stock granted to an Non-Employee Director pursuant to Section 5 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of Section 5.

2.15. “Restricted Stock Unit” or “RSU” means a notional account established pursuant to an Award granted to an Eligible Recipient, as described in Section 5 of the Plan, that is (a) valued solely by reference to shares of Common Stock, (b) subject to restrictions specified in the agreement evidencing the Award, and (c) payable in shares of Common Stock within 30 days of the lapse of such restrictions. The RSUs awarded to the Eligible Recipient will vest according to the time-based or performance based criteria specified in the agreement evidencing the Award.

2.16. “Securities Act” means the Securities Act of 1933, as amended.

2.17. “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

3.	Plan Administration.

The Plan will be administered by the Board or by a committee of the Board. Such a committee, if established, will act by majority approval of the members (unanimous approval with respect to action by written consent), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, “Committee” will refer to the Board or to such a committee, if established. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation

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or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan.

4.	Shares Available for Issuance.

4.1. Maximum Number of Shares Available; Restrictions. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 300,000. The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

4.2. Accounting for Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan; provided, however, that shares forfeited under an Award will automatically again become available for issuance under the Plan.

4.3. Adjustments to Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend, or divestiture (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment to outstanding Awards to prevent dilution or enlargement of the rights of Participants.

5.	Awards.

5.1. Annual Grant. Each year, on the first day following the Company’s annual stockholders meeting, each individual elected, re-elected or continuing as a Non-Employee Director automatically will receive, in consideration for service as a director, an Award having the number of shares of Restricted Stock as determined by the Company’s Committee (the “Annual Grant”).

5.2. Discretionary Grants. A Non-Employee Director may be granted one or more Awards under the Plan (the “Discretionary Grants”) in addition to the Annual Grant(s), including, but not limited to, a pro rata Annual Grant in connection with such Non-Employee Director’s initial election or appointment to the Board. Discretionary Grants will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.

5.3. Vesting of Awards. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous service of the Company for a certain period or achievement of one or more of the Performance Criteria. Unless otherwise stated in an agreement evidencing an Award, an Award shall vest, subject to the other terms of the Plan, on the first anniversary of the date of grant.

5.4. Rights as a Stockholder. Except as provided in Sections 5.5, 5.6 and 9.1 of the Plan, or in the award agreement evidencing an Award of Restricted Stock, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Restricted Stock upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock. A Participant will have no voting, dividend, liquidation and other rights

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with respect to shares of Common Stock subject to the Participant’s RSUs until the Participant becomes the holder of record of such shares.

5.5. Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Award of Restricted Stock at the time of grant or at any time after the grant of the Award of Restricted Stock), any dividends or distributions (other than regular quarterly cash dividends) paid with respect to shares of Restricted Stock subject to the unvested portion of an Award will be subject to the same restrictions as the shares of Restricted Stock to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.

5.6. Enforcement of Restrictions. To enforce the restrictions referred to in this Section 5, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent.

5.7. Settlement of Awards. If and when the restriction period expires with respect to a share of Restricted Stock or a RSU, the Company will, subject to Section 8, deliver a share of Common Stock free of restriction to or for the account of the Participant, the Participant’s estate, or beneficiary, as applicable.

6.	Effect of Termination of Service.

6.1. Termination Due to Death or Disability. Subject to Section 6.3 of the Plan, in the event a Participant’s ceases to be a member of the Board by reason of his or her death or Disability, all shares of Restricted Stock and RSUs then held by or credited to the Participant that have not vested as of such date will be forfeited.

6.2. Termination for Reasons Other than Death or Disability. Subject to Sections 6.3 of the Plan, in the event a Participant ceases to be a member of the Board for any reason other than death or Disability, all shares of Restricted Stock and RSUs then held by or credited to the Participant that have not vested as of such termination will be forfeited.

6.3. Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 6, upon a Participant’s ceasing to be a member of the Board, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such cessation), cause one or more shares of Restricted Stock or RSUs then held by or credited to such Participant to vest and/or continue to vest following such cessation of membership on the Board, in each case in the manner determined by the Committee.

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7.	Payment of Withholding and Employment-Related Tax Obligations.

The Company is entitled to withhold and deduct from future compensation of the Participant (or from other amounts that may be due and owing to the Participant from the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Award, including, without limitation, the grant, vesting, or payment of dividends with respect to, an Award.

8.	Change in Control.

8.1. Change in Control Definitions. For purposes of this Section:

(a) “Bona Fide Underwriter” means an entity engaged in business as an underwriter of securities that acquires securities of the Company through such entity’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

(b) “Continuity Directors” mean any individuals who are members of the Board on February 1, 2011, and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination); provided, however, that any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board, a default on any financial instrument, or a default on any dividends will not be considered a Continuity Director.

(c) “Outstanding Securities” are those outstanding securities ordinarily having the right to vote at elections of directors.

(d) “Successor” means any individual, entity, group, or other person (as such term is used in Section 13(d) or Section 14(d) of the Exchange Act), other than the Company, any “affiliate” (as defined below) or any benefit plan(s) sponsored by the Company or any affiliate, that succeeds to, or has the practical ability to control (either immediately or solely with the passage of time), the Company’s business directly, by merger, consolidation or other form of business combination, or indirectly, by purchase of the Company’s Outstanding Securities or all or substantially all of its assets or otherwise. For this purpose, an “affiliate” is (i) any corporation at least a majority of whose Outstanding Securities are owned directly or indirectly by the Company or (ii) any other form of business entity in which the Company, by virtue of a direct or indirect ownership interest, has the right to elect a majority of the members of such entity’s governing body.

8.2. A “Change in Control” shall be deemed to have occurred if an event described in any one of the following paragraphs has occurred:

(a) the sale, lease, exchange or other transfer, directly or indirectly, of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to any Successor;

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(b) any Successor other than a Bona Fide Underwriter becomes the beneficial owner, directly or indirectly, of (i) 20% or more, but less than 50%, of the combined voting power of the Company’s Outstanding Securities, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors, or (ii) 50% or more of the combined voting power of the Company’s Outstanding Securities (regardless of any approval by the Continuity Directors);

(c) a merger or consolidation to which the Company is a party (a “Transaction”) if the Company’s stockholders immediately prior to the effective date of the Transaction have beneficial ownership of securities of the surviving corporation immediately following the effective date of the Transaction representing (i) 50% or more, but not more than 80%, of the combined voting power of the surviving corporation’s then Outstanding Securities, unless the Transaction has been approved in advance by the Continuity Directors, or (ii) less than 50% of the combined voting power of the surviving corporation’s then Outstanding Securities (regardless of any approval by the Continuity Directors); or

(d) the Continuity Directors cease for any reason to constitute at least 50% or more of the Board.

8.3. Acceleration of Vesting. Without limiting the authority of the Committee under Section 4.3 of the Plan, if a Change in Control occurs, then, if approved by the Committee in its sole discretion either in an agreement evidencing an Award at the time of grant or at any time after the grant of an Award, all Awards that have been outstanding for at least six months will become immediately fully vested and non-forfeitable. All other Awards will terminate and be forfeited upon the Change in Control.

9.	Transferability.

9.1. Restrictions on Transfer.

(a) Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsection (b) below, no right or interest of any Participant in shares of Restricted Stock or RSUs prior to vesting of such Restricted Stock or RSUs will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b) A Participant will be entitled to designate a beneficiary to receive shares of Restricted Stock or RSUs upon such Participant’s death, and in the event of such Participant’s death, settlement of any Restricted Stock or RSUs will be made to such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, settlement of any Restricted Stock or RSUs will be made to the Participant’s legal representatives, heirs, devisees and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete settlement of his or her Awards, then such settlement will be made to the legal representatives, heirs, devisees and legatees of the beneficiary.

9.2. Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

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10.	Securities Laws and Other Restrictions.

Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities laws or other restrictions.

11.	Plan Amendment, Modification and Termination.

The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to the Plan will be effective without approval of the Company’s stockholders if stockholder approval of the amendment is then required pursuant to the rules of any stock exchange, The NASDAQ Global Select Market, or similar regulatory body. No termination, suspension or amendment of the Plan may adversely affect any outstanding Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections, 4.3, 7 and 8 of the Plan.

12.	Duration of the Plan.

The Plan will terminate at midnight on March 29, 2021, and may be terminated prior to such time by Board action. No Award will be granted after termination of the Plan. Awards outstanding upon termination of the Plan may continue to become free of restrictions, according to their terms.

13.	Miscellaneous.

13.1. Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware notwithstanding the conflicts of laws principles of any jurisdictions.

13.2. Shareholder Approval. This Plan must be approved by a majority of the votes cast at a duly held shareholder’s meeting at which a quorum representing a majority of all outstanding voting shares of Common Stock is, either in person or by proxy, present and voting on the Plan within twelve (12) months after the date this Plan is adopted by the Board. If the shareholders fail to approve adoption of this Plan, all Awards granted under this Plan shall terminate and be forfeited.

13.3. Compliance with Section 409A. Each Award issued under the Plan is intended to be exempt from Section 409A and will be interpreted accordingly.

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13.4. Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

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Conn’s, Inc.

2011 ANNUAL MEETING OF STOCKHOLDERS

May 24, 2011

FORM OF PROXY

YOU CAN VOTE OVER THE INTERNET OR BY TELEPHONE

QUICK * EASY * IMMEDIATE * AVAILABLE

24 HOURS A DAY * 7 DAYS A WEEK

Conn’s, Inc. encourages you to take advantage of convenient ways to vote. If voting by proxy, you may vote over the Internet, by telephone or by mail. Your Internet or telephone vote authorizes the named proxies to vote in the same manner as if you marked, signed, and returned your proxy card. To vote over the Internet, by telephone, or by mail, please read the accompanying proxy statement and then follow these easy steps:

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time on May 23, 2011. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE – (800) 690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time on May 23, 2011. Have your proxy card in hand when you call and then follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Conn’s, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in the future.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 or Conn’s Corporate General Counsel, 3295 College St., Beaumont, TX 77701

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Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, and Annual Report on Form 10-K are available at www.conns.com and www.proxyvote.com.

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By my signature below, I revoke all previous proxies and appoint Sydney K. Boone, Jr. as proxy, with full power of substitution and resubstitution, to represent and to vote, as designated below, all shares of common stock of Conn’s, Inc. that I held of record as of the close of business on April 1, 2011 at the 2011 annual meeting of stockholders to be held at 3295 College Street, Beaumont, Texas 77701, on May 24, 2011 at 11:00 a.m. local time, or any postponements or adjournments thereof. The above named proxy is hereby instructed to vote as specified.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE MARK YOUR VOTE IN THE BOXES BELOW USING DARK INK ONLY

Proposals:

1	To elect the seven directors listed below:	FOR	WITHHOLD AUTHORITY

	Marvin D. Brailsford	☐	☐
	Jon E.M. Jacoby	WITHHOLD AUTHORITY FOR (To withhold authority to vote for either individual nominee, write the nominee’s name in the space provided below):
Bob L. Martin
Douglas H. Martin
Scott L. Thompson
William T. Trawick
Theodore M. Wright

2	To approve the adoption of the Conn’s 2011 Employee Omnibus Incentive Plan	FOR	AGAINST	ABSTAIN

3	To approve the adoption of the Conn’s 2011 Non-Employee Director Restricted Stock Plan

4	To ratify the Audit Committee’s appointment of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2012.

5	To approve, on an advisory basis, named executive officers compensation

6	To vote, on an advisory basis, for the frequency of advisory votes on named executive officers’ compensation	Every One Year ___________________ Every Two Years __________ Every Three Years ___________ Abstain _______________

7	In the above named proxy’s discretion, to act upon such other business as may properly come before the meeting.	FOR	AGAINST	ABSTAIN

IMPORTANT – This proxy must be signed and dated where provided on the reverse side.

If you execute and return this proxy it will be voted in the manner you have specified. If no specification is made, this proxy will be voted “FOR” Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4, “FOR” Proposal 5, “FOR” Proposal 6 - Every One Year, and in the discretion of the above named person acting as proxy on such other matters that may properly come before the meeting.

Please sign exactly as your name appears on this proxy. Joint owners should each sign. When signing as a fiduciary, such as an attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Please return this form of proxy promptly in the enclosed envelope.

The undersigned acknowledge(s) receipt of the Notice of 2011 annual meeting of stockholders and the Proxy Statement accompanying such Notice, each dated April 14, 2011.

Print Name	Print Name

Signature(s)	Signature(s)

Date	Date